SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

LENNAR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)	Date Filed:

700 N.W. 107th Avenue, Miami, Florida 33172 — (305) 559-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 8, 2003

TO THE STOCKHOLDERS OF LENNAR CORPORATION:

      This is to notify you that the Annual Meeting of the stockholders of Lennar Corporation will be held at Lennar Corporation, 700 N.W. 107th Avenue, Second Floor, Miami, Florida on Tuesday, April 8, 2003, at 11:00 a.m. Eastern Time, for the following purposes:

1.	To elect four directors. The other directors have been elected for terms that expire in subsequent years.

2.	To vote on a proposal to increase the number of shares of Common Stock we are authorized to issue to 300,000,000 shares, and the number of shares of Class B Common Stock we are authorized to issue to 90,000,000 shares.

3.	To vote on a proposal to amend the provisions of our Certificate of Incorporation relating to our Class B Common Stock and to rename our Common Stock. If this proposal is approved, we will distribute one share of Class B Common Stock for each ten shares of Common Stock or Class B Common Stock held on April 9, 2003.

4.	To vote on a proposal to adopt the Lennar Corporation 2003 Stock Option and Restricted Stock Plan.

5.	To transact any other business that may properly come before the meeting.

      Only stockholders of record at the close of business on February 20, 2003 will be entitled to notice of or to vote at the meeting or any adjournment of the meeting. Our transfer books will not be closed.

      If you do not intend to be present at the meeting, please sign and return the enclosed Proxy. If you attend and vote in person, the Proxy will not be used with regard to the matters on which you voted.

By Order of the Board of Directors

DAVID B. McCAIN
Secretary

Dated: March 10, 2003

PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXY

      Our management is soliciting the accompanying Proxy. The proxyholders named in the Proxy will vote all shares represented by proxies in the manner designated or, if no designation is made, they will vote the proxies for the four director nominees named below and for approval of each of the proposals described in this Proxy Statement. The proxyholders will not vote shares with regard to matters as to which proxies instruct them to abstain or to the extent they are marked by brokers to show that specified numbers of shares are not to be voted. We are mailing this Proxy Statement and the accompanying form of Proxy on or about March 10, 2003 to all stockholders of record on February 20, 2003. If you give a proxy, you may revoke it at any time before it is voted by a written instrument of revocation that we receive before the meeting at our office at 700 N.W. 107th Avenue, Miami, Florida 33172, or in open meeting, without, however, affecting any vote that has already been taken. Your presence at the meeting will not revoke a proxy, but if you attend the meeting and cast a ballot, that will revoke a proxy as to the matter on which the ballot is cast.

Cost and Method of Solicitation

      We will bear the cost of soliciting proxies. We are soliciting proxies by mail and, in addition, our directors, officers and employees may solicit proxies personally or by telephone. In addition, we have retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies. We will pay Georgeson a fee of up to $25,000 for its services. We will reimburse custodians, brokerage houses, nominees and other fiduciaries for the cost of sending proxy materials to their principals.

Voting Rights and Proxies

      Only stockholders of record at the close of business on February 20, 2003 will be entitled to vote at the meeting. Our only outstanding voting securities on that day were 55,278,168 shares of Common Stock and 9,700,462 shares of Class B Common Stock. Each outstanding share of Common Stock entitles the holder to one vote. Each outstanding share of Class B Common Stock entitles the holder to ten votes. However, the proposal discussed under “Proposal to Increase the Authorized Shares of Common Stock and Class B Common Stock” must be approved by the holders of the Common Stock, and the proposal discussed under “Proposal to Change Terms of Class B Common Stock and Rename Common Stock” must be approved by the holders of the Common Stock and the holders of the Class B Common Stock, voting separately, as well as in each case by the holders of a majority in voting power of the two classes of common stock voting together.

      You may vote your stock in person or by your signed, written proxy. We will deem any message sent to us prior to the time for voting that appears to have been transmitted by a stockholder, or any reproduction of a proxy, to be sufficient. The death or incapacity of a person who gives a proxy will not revoke the proxy, unless the fiduciary who has control of the shares represented by the proxy notifies us of the death or incapacity in writing before the meeting.

Principal Stockholders

      On February 20, 2003, the following persons were the only persons who, insofar as we are aware based upon the most recent filings with the Securities and Exchange Commission, owned beneficially more than 5% of any class of our voting securities:

		Amount and
		Nature of Beneficial	Percent of
Name and Address of Beneficial Owner	Title of Class	Ownership	Class

Stuart A. Miller	Class B Common Stock	9,680,961 (1)	99.8%
700 NW 107th Avenue Miami, FL 33172
FMR Corp.	Common Stock	8,071,351	14.6%
82 Devonshire Street Boston, MA 02109-3614
Bank of America Corporation	Common Stock	6,213,976	11.2%
100 North Tryon Street Charlotte, NC 28255
Capital Growth Management	Common Stock	3,536,400	6.4%
Limited Partnership One International Place Boston, MA 02110

(1)	Stuart A. Miller and Steven J. Saiontz’s wife are trustees and beneficiaries of trusts that directly or indirectly hold the limited partner interests in two partnerships that together own 9,671,961 shares of Class B Common Stock (other than minor limited partnership interests they hold directly). Stuart A. Miller is the sole officer and the sole director of the corporation that owns the general partner interests in the partnerships. Because of that, Stuart A. Miller is shown as the beneficial owner of the shares held by the partnerships, even though he has only a limited pecuniary interest in those shares.

      On February 20, 2003, The Depository Trust Company owned of record 53,894,028 shares of Common Stock, which was 97.5% of the outstanding Common Stock. We understand those shares were held beneficially for members of the New York Stock Exchange, some of whom may in turn have been holding shares beneficially for customers.

      Our voting securities which our directors and executive officers owned on February 20, 2003 were as follows:

		Amount and
		Nature of Beneficial		Percent
Name of Beneficial Owner	Title of Class	Ownership(1)		of Class

Irving Bolotin	Common Stock	102,000		(4)
Steven L. Gerard	Common Stock	3,259		(4)
Bruce E. Gross	Common Stock	138,924		(4)
Jonathan M. Jaffe	Common Stock	198,927		(4)
R. Kirk Landon	Common Stock	10,900		(4)
Sidney Lapidus	Common Stock	88,778		(4)
Stuart A. Miller	Class B Common Stock	9,680,961	(2)	99.8%
	Common Stock	337,826		(4)
Allan J. Pekor	Common Stock	52,942		(4)
Hervé Ripault	Common Stock	3,500		(4)
Steven J. Saiontz	Common Stock	103,034	(2)(3)	(4)
Donna E. Shalala	Common Stock	1,000		(4)
Robert J. Strudler	Common Stock	95,241		(4)
Directors and Officers as a Group (17 persons)	Class B Common Stock	9,680,961		99.8%
	Common Stock	1,396,015		2.5%

(1)	Includes currently exercisable stock options and stock options which become exercisable within sixty days after February 20, 2003. Those options include options held by Irving Bolotin relating to 2,000 shares, Steven L. Gerard relating to 2,000 shares, Bruce E. Gross relating to 37,484 shares, Jonathan M. Jaffe relating to 80,200 shares, R. Kirk Landon relating to 2,000 shares, Sidney Lapidus relating to 3,000 shares, Stuart A. Miller relating to 31,645 shares, Allan J. Pekor relating to 4,001 shares, Hervé Ripault relating to 2,000 shares, Steven J. Saiontz relating to 3,000 shares, Donna E. Shalala relating to 1,000 shares, Robert J. Strudler relating to 5,000 shares, and all directors and executive officers relating to 218,930 shares.
(2)	Stuart A. Miller and Steven J. Saiontz’s wife are trustees and beneficiaries of trusts that directly or indirectly hold the limited partner interests in two partnerships that together own 9,671,961 shares of

Class B Common Stock (other than minor limited partnership interests they own directly). Stuart A. Miller is the sole officer and the sole director of the corporation that owns the general partner interests in the partnerships. Because of that, Stuart A. Miller is shown as the beneficial owner of the shares held by the partnerships, even though he has only a limited pecuniary interest in those shares.
(3)	Does not include 9,000 shares of Class B Common Stock held by Steven J. Saiontz’s wife.
(4)	Less than 1%.

      Because each outstanding share of Class B Common Stock is entitled to ten votes, Stuart A. Miller has the power to cast 97,115,791 votes, which is 63.8% of the combined votes that can be cast by all the holders of Common Stock and Class B Common Stock, and all directors and officers as a group have the power to cast 97,986,695 votes, which is 64.3% of the combined votes that can be cast by all the holders of Common Stock and Class B Common Stock.

ELECTION OF DIRECTORS

      Our directors are divided into three classes. The directors serve for terms of three years, and the term of one class of directors expires each year. Our Certificate of Incorporation and By-Laws provide that each class will have the highest whole number of directors obtained by dividing the number of directors constituting the whole Board by three, with any additional directors allocated, one to a class, to the classes designated by the Board of Directors. The persons named in the accompanying Proxy will vote for the following four people as directors to serve until the 2006 Annual Meeting of Stockholders:

		Director	Term
Name of Director	Age	Since	Expires

Nominated to serve until the 2006 Annual Meeting of Stockholders
Steven L. Gerard	57	2000	2003
Jonathan M. Jaffe	43	1997	2003
Sidney Lapidus	65	1997	2003
Hervé Ripault	62	2000	2003
Other Directors
Irving Bolotin	70	1974	2004
R. Kirk Landon	73	1999	2004
Donna E. Shalala	62	2001	2004
Stuart A. Miller(1)	45	1990	2005
Steven J. Saiontz(1)	44	1990	2005
Robert J. Strudler(1)	60	2000	2005

(1)	Executive Committee member.

      Steven L. Gerard is the Chairman and Chief Executive Officer of Century Business Services, Inc. From July 1997 to October 2000, Mr. Gerard was Chairman and Chief Executive Officer of Great Point Capital, Inc. Mr. Gerard was previously Chairman and Chief Executive Officer of Triangle Wire & Cable, Inc., and its successor, Ocean View Capital, Inc., from September 1992 to July 1997. Mr. Gerard is also a director of Fairchild Corporation, Timco Aviation Services, Inc. and Joy Global, Inc. Mr. Gerard joined our Board upon the merger of U.S. Home Corporation into a subsidiary of ours on May 3, 2000.

      Jonathan M. Jaffe has been one of our Vice Presidents since 1994. For more than five years before that, he held executive positions with several of our subsidiaries.

      Sidney Lapidus has been a Partner of Warburg, Pincus & Co. and a Managing Director of Warburg Pincus LLC since 1974 and has been with Warburg Pincus since 1967. Mr. Lapidus currently serves on the boards of directors of Information Holding, Inc., Knoll, Inc. and Radio Unica Communications Corp., as well as a number of private companies.

      Hervé Ripault has been an Associate of Optigestiom S.A., a French fund management company, since November 1991. Mr. Ripault retired in October 1991 as Chairman of the Board of Delahaye — Ripault, S.A., Agent de Change, a member of the Paris Stock Exchange, Paris, France. Mr. Ripault had been associated with that firm from June 1985 until his retirement. Mr. Ripault was associated with Société des Maisons Phénix, a homebuilding company in France, from 1979 to 1985, during which time he was Executive Vice President — Finance. Mr. Ripault joined our Board upon the merger of U.S. Home Corporation into a subsidiary of ours on May 3, 2000.

      Irving Bolotin was a Senior Vice President of our Company until he retired on December 31, 1998. He had held that position for more than five years before his retirement. Mr. Bolotin also serves on the Board of Directors of Rechtien International Trucks, Inc.

      R. Kirk Landon is the President of The Kirk Foundation and President of The Kirk A. and Dorothy P. Landon Foundation, Chairman of Innovative Surveillance Technology and Chairman of Orange Clothing Company. He is also Vice Chairman of the Board of Trustees of Barry University. From 1980 to 1999, he was Chairman of the Board of American Bankers Insurance Group and from 1991 to 1998, he was a Director of the Federal Reserve Bank, Atlanta/ Miami Branch.

      Donna E. Shalala is Professor of Political Science and President of the University of Miami. She served as U.S. Secretary of Health and Human Services from January 1993 to January 2001. She was Chancellor of the University of Wisconsin-Madison from 1987 to 1993. Dr. Shalala also served as the President of Hunter College from 1980 to 1987, and as Assistant Secretary at HUD during the Carter administration. A distinguished political scientist, she has been a professor at Syracuse University, Columbia University of New York, and the University of Wisconsin. Dr. Shalala is a member of the Council on Foreign Relations.

      Stuart A. Miller has been our President and Chief Executive Officer since April 1997. For more than five years prior to that, he was one of our Vice Presidents. He is the Chairman of the Board of LNR Property Corporation, our former wholly-owned subsidiary which we spun-off in October 1997. He is a Director of Union Bank of Florida. Mr. Miller is the brother-in-law of Steven J. Saiontz.

      Steven J. Saiontz has been the Chairman of Union Bank of Florida since December 2002. For more than five years before that, he was the Chief Executive Officer of LNR Property Corporation. He is a Director of LNR Property Corporation. Mr. Saiontz is the brother-in-law of Stuart A. Miller.

      Robert J. Strudler was elected as our Vice Chairman of the Board and Chief Operating Officer upon the merger of U.S. Home Corporation into a subsidiary of ours on May 3, 2000. Prior to joining our Company, Mr. Strudler had been Chairman and Co-Chief Executive Officer of U.S. Home Corporation since May 1986. Mr. Strudler served as Chairman of the High Production Home Builders Council of the National Association of Home Builders from 1991 to 1994. In 2000, Mr. Strudler was inducted into the National Association of Home Builders Hall of Fame.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth the annual compensation, long-term compensation and all other compensation for our Chief Executive Officer and for the four additional executive officers who together were our five highest paid executive officers for the year ended November 30, 2002:

Summary Compensation Table

						Long-Term Compensation

						Awards		Payouts
			Annual Compensation
						Awards		Payouts	All Other
					Other Annual	Restricted	Options/	LTIP	Compensation
Name and Principal Position	Year		Salary($)	Bonus(1)($)	Compensation($)	Stock(2)($)	SARs	Payouts($)	(3)($)

Stuart A. Miller	2002		600,000	8,757,100	—	—	—	—	7,100
President and Chief	2001		600,000	5,775,100	—	—	—	—	6,700
Executive Officer	2000		600,000	2,817,300	—	1,843,750	—	—	6,800

Robert J. Strudler	2002		800,000	3,852,800	—	—	—	—	7,100
Vice Chairman and	2001		800,000	2,038,300	—	—	—	—	7,500
Chief Operating Officer	2000	(4)	475,000	1,200,000	—	921,875	—	—	6,200

Jonathan M. Jaffe	2002		500,000	3,963,900	—	—	—	—	7,100
Vice President	2001		500,000	1,782,900	—	—	—	—	6,700
	2000		400,000	1,408,400	—	1,843,750	—	—	6,800

Bruce E. Gross	2002		450,000	640,000	—	—	—	—	7,100
Vice President and	2001		450,000	540,000	—	—	—	—	6,700
Chief Financial Officer	2000		425,000	425,000	—	1,106,250	—	—	6,700

Allan J. Pekor	2002		300,000	675,000	—	—	—	—	7,100
Vice President	2001		300,000	525,000	—	—	—	—	6,700
	2000		300,000	457,300	—	553,125	—	—	6,800

(1)	Annual bonus represents amount earned during the year. Cash payment of a portion of the bonus may be deferred to subsequent years.
(2)	At November 30, 2002, a total of 740,500 shares of Common Stock, with an aggregate market value of $39,261,310 on that day, that had been awarded to employees as restricted shares under our 2000 Stock Option and Restricted Stock Plan were still subject to restrictions. The shares vest (i.e., cease being subject to restrictions) over five years from the time they were awarded. Holders of restricted shares are entitled to the dividends on the shares and can vote the shares. The restricted shares outstanding on November 30, 2002 included 90,000 shares for Stuart A. Miller (with a market value on that day of $4,771,800), 45,000 shares for Robert J. Strudler (with a market value on that day of $2,385,900), 90,000 shares for Jonathan M. Jaffe (with a market value on that day of $4,771,800), 54,000 shares for Bruce E. Gross (with a market value on that day of $2,863,080) and 27,000 shares for Allan J. Pekor (with a market value on that day of $1,431,540).
(3)	Consists of matching payments by us under the 401(k) aspect of our Employee Stock Ownership/ 401(k) Plan, term life insurance premiums and long-term disability insurance premiums paid by us as follows:

					Long-Term
			401(k)	Term Life	Disability
			Match($)	Insurance($)	Insurance($)

Stuart A. Miller	2002		5,500	900	700
	2001		5,100	900	700
	2000		5,100	1,000	700

Robert J. Strudler	2002		5,500	900	700
	2001		5,100	1,900	500
	2000	(4)	5,100	900	200

Jonathan M. Jaffe	2002		5,500	900	700
	2001		5,100	900	700
	2000		5,100	1,000	700

Bruce E. Gross	2002		5,500	900	700
	2001		5,100	900	700
	2000		5,100	900	700

Allan J. Pekor	2002		5,500	900	700
	2001		5,100	900	700
	2000		5,100	1,000	700

(4)	Does not include compensation from U.S. Home Corporation before we acquired it on May 3, 2000.

    Directors who are not our employees were paid annual fees of $10,000 plus $2,500 for each Board Meeting attended in person, $500 for each Board Meeting in which they participated by conference communications equipment and $500 for each committee meeting in which they participated as a member of such committee. On January 23, 2003, these annual fees were changed to $30,000 per year, payable half in cash and half with restricted shares of our stock that vest over three years, plus $2,000 for each Board Meeting and $1,000 for each committee meeting attended in person (but only one fee for all meetings attended on a single day) and $500 for each quarterly Board Meeting and $250 for each other Board or committee meeting attended by conference telephone or video equipment. Audit Committee members receive an additional $2,500 for each meeting attended, even if there are other meetings on the same day. Directors may elect to defer payment of fees until their retirement, resignation or death, and may elect to receive the deferred payments in cash or shares of our Common Stock. Directors who are not our employees are also granted, as of the date of each annual stockholders’ meeting, options to purchase 1,000 shares of our Common Stock at a price equal to the market value of the stock on that date. The options become exercisable on the one year anniversary of the grant date. Directors who are also our employees receive no additional remuneration for services as directors.

      The following table summarizes our equity compensation plans as of November 30, 2002 under which we have issued stock options:

Number of shares
remaining available for
	Number of shares		future issuance under
	to be issued upon	Weighted-average	equity compensation
	exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	shares reflected in
	warrants and rights	warrants and rights	column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by stockholders(1)	2,413,674	$31.96	1,697,300
Equity compensation plans not approved by stockholders (2)	—	—	—

Total	2,413,674	$31.96	1,697,300

(1)	Our 2000 Stock Option and Restricted Stock Plan, which was approved by our stockholders, authorizes us to issue shares of restricted stock, as well as options. Through November 30, 2002, we had issued a total of 805,000 shares of restricted stock (net of shares that were forfeited) and were authorized to issue up to an additional 195,000 shares of restricted stock.

(2)	We have a deferred compensation plan, which was not required to be submitted to our stockholders for approval, under which senior management can defer compensation, which may include restricted shares prior to such shares’ vesting and may include shares subject to options prior to expiration. At November 30, 2002, we were committed to issue 60,000 shares of Common Stock at future dates as deferred compensation.

      Under our Deferred Compensation Plan, senior management can defer cash compensation, return to us restricted shares before they vest, or relinquish shares he or she is entitled to receive on exercise of stock options, and receive in exchange our agreement to pay at a later date the amount of compensation deferred, plus a return on the cash compensation based on hypothetical investments selected by the person. A person who returns restricted shares or defers the gain on exercise of stock options will only receive the deferred compensation in the form of shares of our Common Stock.

      The following table sets forth information about options which were granted to our Chief Executive Officer and to our four additional highest paid executive officers during the fiscal year ended November 30, 2002:

Option/SAR Grants In Last Fiscal Year

	Individual Grants				Potential Realizable
					Value at
		Percent of			Assumed Annual Rates
	Number of	Total			of Stock Price
	Securities	Options/	Exercise		Appreciation
	Underlying	SARs Granted	or Base		for Option Term
	Options/SARs	to Employees	Price	Expiration
Name	Granted(#)	in Fiscal Year	($/Sh)	Date	5%($)	10%($)

Stuart A. Miller	8,101	1.47%	52.64	1/25/12	268,184	679,630
	1,899	0.35%	57.90	1/25/07	17,622	51,032

Robert J. Strudler	10,000	1.82%	52.64	1/25/12	331,050	838,946

Jonathan M. Jaffe	2,000	0.36%	52.64	1/25/12	66,210	167,789

Bruce E. Gross	10,000	1.82%	52.64	1/25/12	331,050	838,946

Allan J. Pekor	10,000	1.82%	52.64	1/25/12	331,050	838,946

      The options reflected in the table above were granted under our 2000 Stock Option and Restricted Stock Plan. We typically grant options with a vesting period of 4 years.

      The following table sets forth information about option/SAR exercises in the fiscal year ended November 30, 2002 and options/SARs held as of the end of that year by our Chief Executive Officer and our four additional highest paid executive officers:

Aggregated Option/SAR Exercises In Last Fiscal Year and

Fiscal Year-End Option/SAR Values

			Number of
			Securities		Value of
			Underlying		Unexercised
			Unexercised		In-the-Money
			Options/SARs		Options/SARs
			at Fiscal		at Fiscal
			Year-End(#)		Year-End($)(2)
	Shares
	Acquired on	Value	Exercisable(E)/		Exercisable(E)/
Name	Exercise	Realized($)(1)	Unexercisable(U)		Unexercisable(U)

Stuart A. Miller	262,355	10,850,858	24,645	(E)	880,485	(E)
			75,000	(U)	2,167,143	(U)

Robert J. Strudler	33,334	1,255,650	1,000	(E)	16,380	(E)
			52,333	(U)	1,300,875	(U)

Jonathan M. Jaffe	40,000	1,541,200	71,750	(E)	2,653,675	(E)
			123,000	(U)	4,287,380	(U)

Bruce E. Gross	—	—	30,484	(E)	1,054,094	(E)
			50,000	(U)	1,241,840	(U)

Allan J. Pekor	45,605	1,920,552	1	(E)	37	(E)
			63,787	(U)	1,888,236	(U)

(1)	Based upon the difference between the exercise price of the options/SARs and the market prices of our Common Stock on the dates on which the stock options were exercised.
(2)	Based upon the difference between the exercise price of the options/SARs and the last reported sale price of our Common Stock on November 30, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires directors, officers and persons who own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. They are required to furnish us with copies of the forms they file pursuant to Section 16(a). Based solely on our review of the copies of forms we have received, we believe that our directors, officers and greater than 10% beneficial owners made all required filings, except that (i) Jonathan M. Jaffe did not file until December 27, 2002 a Form 4 relating to a gift of 771 shares on May 30, 2001, a gift of 274 shares on June 7, 2001, a sale of 30,554 shares on October 8, 2001, a sale of 7,500 shares on January 30, 2002, a sale of 7,500 shares on February 6, 2002, and a gift of 1,140 shares on December 23, 2002, and (ii) Bruce E. Gross did not file until January 10, 2003 a Form 4 relating to a gift of 100 shares on December 23, 2002.

INFORMATION REGARDING THE BOARD OF DIRECTORS

      Our Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Stock Option Committee, a Directors and Officers Stock Option Committee and an Independent Directors Committee.

      The Audit Committee (formerly called the Audit and Nominating Committee) consisted of Messrs. Landon and Gerard and since January 10, 2002 has also included Mr. Bolotin. Our Board has not yet determined that any of those persons is an audit committee financial expert, as that term is defined in rules adopted by the SEC in January 2003. The Audit Committee met four times during fiscal 2002. Our Board has adopted a new charter for the Audit Committee that, among other things, complies with requirements of the Sarbanes-Oxley Act of 2002 and SEC rules adopted as required by that Act. A copy of that charter is Annex I to this Proxy Statement. Under its new charter, the principal functions of the Audit Committee are: (1) oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent auditors’ independence, qualifications and performance and the performance of our internal auditors, (2) providing an open line of communication among our independent auditors, our internal auditors, our employees and our Board and (3) preparing the report that appears in our annual meeting proxy statement. Its responsibilities also include direct supervision of our internal auditors, selecting and determining the compensation of our independent auditors, pre-approving all audit and non-audit services rendered to us by our independent auditors, meeting regularly with our auditors, our management and our internal auditors, reviewing any issues regarding accounting or internal controls, including any significant deficiencies in our internal controls reported to the Audit Committee by our Chief Executive Officer or our Chief Financial Officer, and receiving and reviewing complaints regarding accounting, internal controls or auditing matters, including anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

      The Compensation Committee consisted of Messrs. Landon and Ripault and since January 10, 2002 has also included Mr. Bolotin. The Compensation Committee met twice during fiscal 2002. Its principal functions are: recommending to the full Board how our principal executive officer should be compensated, setting compensation policies and reviewing management decisions regarding compensation of our senior executives other than our principal executive officer. In addition, the Committee makes recommendations to the Board regarding incentive-compensation plans and equity-based plans that will apply to our senior management.

      The Nominating and Corporate Governance Committee is a new committee. Its members have not yet been selected and it did not meet during fiscal 2002 (during fiscal 2002, nominations for directors were a responsibility of the Audit and Nominating Committee, which now is the Audit Committee). Its principal functions are to identify individuals qualified to serve on the Board, recommend the persons the Board should nominate for election at our annual meeting of stockholders and develop and recommend to our Board corporate governance principles applicable to our Company.

      The Stock Option Committee consisted of Messrs. Leonard Miller and Stuart Miller until Leonard Miller’s death on July 28, 2002, and of Stuart Miller and Robert Strudler after September 19, 2002. The Stock Option Committee met four times during fiscal 2002. Its principal functions are: granting options under our stock option plans, setting the terms of these options and administering the stock option plans. In some instances, Stock Option Committee awards of stock options are subject to Board of Directors approval.

      The Directors and Officers Stock Option Committee was created to administer the issuance of stock options and stock appreciation rights and grants of restricted stock awards to officers and directors of our

Company. The Committee consisted of Messrs. Landon and Ripault and since January 10, 2002 has also included Mr. Bolotin. The Directors and Officers Stock Option Committee met twice during fiscal 2002.

      Until November 30, 2002, our by-laws required that any significant transactions that we have with LNR Property Corporation (LNR) or its subsidiaries, including significant decisions regarding Lennar Land Partners (a land joint venture of which we and LNR each own 50%), be approved by an Independent Directors Committee, which consists entirely of members of our Board who are not directors of LNR, or officers or employees of LNR or us. The Independent Directors Committee consisted of Messrs. Lapidus (Chairman), Landon and Bolotin until September 19, 2002, and since that date has included all of our Directors who are not employees (which resulted in the addition of Ms. Shalala and Messrs. Ripault and Saiontz), except that Mr. Saiontz does not attend meetings at which transactions or conflicts with LNR are being discussed or vote with regard to those matters. The committee met three times during fiscal 2002.

      Our Board normally meets quarterly, but holds additional special meetings when required. During fiscal 2002, the Board met five times. Each director attended all the meetings of the Board which were held while he or she was a director and at least 80% of the total number of meetings of each committee of the Board on which he or she was serving.

CODE OF BUSINESS CONDUCT AND ETHICS

      We have a Code of Business Conduct and Ethics that applies to all our employees, including our Chief Executive Officer, our Chief Financial Officer and our Chief Accounting Officer. The Code of Business Conduct and Ethics is Annex II to this Proxy Statement. It is also available on our website at www.lennar.com.

TRANSACTIONS WITH LNR PROPERTY CORPORATION

      Stuart A. Miller, our President and Chief Executive Officer, is the Chairman of the Board of LNR. Partnerships primarily owned by trusts of which he is a trustee, and of which he and members of his family are the beneficiaries, owned on February 14, 2003, approximately 30.4% of LNR’s stock, and Mr. Miller owns approximately 1.4% of LNR’s stock. Through the partnerships and his direct ownership, Mr. Miller has the power to cast approximately 81.6% of the votes that can be cast by LNR’s stockholders. LNR was a division, and then a wholly-owned subsidiary, of ours until we distributed LNR’s stock to our stockholders in 1997.

      We and LNR each own 50% of Lennar Land Partners and several other partnerships, from which we frequently purchase land we use in our homebuilding operations. During the year ended November 30 2002, we paid $83.0 million to purchase land from Lennar Land Partners and the other partnerships. We believe the prices at which we have purchased land and other properties from Lennar Land Partners and the other partnerships have approximated fair value. During the year ended November 30, 2002, we received management and general contractor fees totaling $10.5 million from Lennar Land Partners and the other partnerships.

      Until December 2002, an agreement we entered into with LNR in 1997 prevented us from engaging in businesses of the type in which LNR was principally engaged in 1997, and prevented LNR from engaging in businesses of the type in which we were principally engaged in 1997. Those provisions have now expired. However, our Board and LNR’s Board are considering reinstating them because they feel those provisions have helped LNR and us work cooperatively in partnerships and other joint endeavors.

      Steven Saiontz, one of our directors, was until December 2002, the Chief Executive Officer of LNR. Although he no longer occupies that position, he continues to be a director of LNR. Also, his wife (who is Stuart Miller’s sister) is a beneficiary of the trusts described above that indirectly own a large amount of LNR stock.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee (formerly the Audit and Nominating Committee) oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee operates pursuant to an Audit Committee Charter, which was approved and adopted by the Board of Directors. Each member of the Audit Committee is independent in the judgment of the Company’s Board of Directors and as required by the current listing standards of the New York Stock Exchange. In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company’s audited financial statements for the year ended November 30, 2002 with management, including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

      The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed the auditors’ independence with the auditors.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended November 30, 2002 for filing with the Securities and Exchange Commission. The Audit Committee’s recommendation was considered and approved by the Board of Directors.

R. KIRK LANDON, Chairman
STEVEN L. GERARD
IRVING BOLOTIN

REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors presents this report to describe the compensation policies it applied with regard to our executive officers for fiscal 2002, and the basis for the compensation of Stuart A. Miller, who served as our President and Chief Executive Officer during fiscal 2002.

      Each year, the Compensation Committee reviews the compensation of each of our employees and each employee of our subsidiaries whose base salary for the prior year exceeded a specified amount ($200,000 for the year 2002). This review includes salary for the prior year, the anticipated bonus, if any, for the prior year (the actual bonus usually has not yet been computed) and management’s recommendations as to salary and bonus formulae for the following year (except that there is no management recommendation as to the Chief Executive Officer). The bonus formulae for our highest paid executive officers and other employees is based on net income, return on net assets/ return on capital and other factors that vary depending on an employee’s responsibilities.

      The Compensation Committee almost always accepts our management’s recommendations as to all but our highest paid executive officers. This is because our management is more familiar than anyone on the Compensation Committee with the individual employees, with prevailing levels of compensation in areas in which particular employees work and with other factors affecting compensation decisions. Additionally, our management has primary responsibility for hiring and motivating employees, and for profitability of operations. However, the Compensation Committee believes that its review of the compensation of everyone who has received more than a specified amount per year has helped ensure that management’s compensation decisions have been made responsibly, and have promoted our policy of attempting to compensate employees in the mid-range of what is customary for comparable work in applicable geographic areas.

      The Compensation Committee reviews in greater depth the recommendations of the Chief Executive Officer regarding compensation of our most highly paid executive officers. This review includes both proposed salaries and bonus formulae.

      At meetings in January and September of 2002, the Compensation Committee reviewed the compensation of Stuart A. Miller, our Chief Executive Officer. The Compensation Committee discussed the contributions Mr. Miller had made as our primary executive officer, and his expected future contributions. The Committee determined Mr. Miller’s compensation with regard to fiscal 2002 to be a base salary of $600,000, plus a bonus based on our consolidated pretax income, the percentage of which would vary from 0.50% to 1.00% depending on our return on net capital during the fiscal year. The Compensation Committee was aware that Mr. Miller also would receive during fiscal 2002 substantial compensation for serving as Chairman of the Board of LNR.

      At its January and September 2002 meetings, the Compensation Committee also reviewed in detail and approved the management recommendations regarding compensation of the four most highly paid executive officers in addition to Mr. Miller. Specifically, the committee approved the compensation of Robert J. Strudler, Jonathan M. Jaffe, Bruce E. Gross and Allan J. Pekor.

R. KIRK LANDON, Chairman
HERVÉ RIPAULT
IRVING BOLOTIN

Compensation Committee Interlocks And Insider Participation

      Irving Bolotin, who was elected to the Compensation Committee in January of 2002, was our Senior Vice President until his retirement in December 1998.

PROPOSALS

PROPOSAL TO INCREASE THE AUTHORIZED SHARES

OF COMMON STOCK AND CLASS B COMMON STOCK

      At a meeting held on February 12, 2003, our Board of Directors adopted a resolution declaring it advisable and in the best interests of our stockholders to amend our Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue from 130,000,000 shares, of which 100,000,000 shares are Common Stock and the remaining 30,000,000 shares are Class B Common Stock, to 390,000,000 shares, of which 300,000,000 shares would be Common Stock and the remaining 90,000,000 shares would be Class B Common Stock. Article IV of our Certificate of Incorporation, as it is proposed that it be amended to increase the number of shares of common stock we are authorized to issue, but without the proposed changes described under “Proposal to Change Terms of Class B Common Stock and Rename Common Stock,” marked to show changes from the current Article IV, is Annex III to this Proxy Statement.

      As is discussed under “Proposal to Change Terms of Class B Common Stock and Rename Common Stock,” we are asking our stockholders to approve at the Annual Meeting amendments to our Certificate of Incorporation that would change the terms of our Class B Common Stock and change the name of our Common Stock to “Class A Common Stock.” The proposal to increase the number of shares of common stock we are authorized to issue is not, however, contingent upon our stockholders approving the proposal to change the terms of the Class B Common Stock and rename the Common Stock.

      At November 30, 2002, we had 55,213,621 shares of Common Stock outstanding and 12,558,497 additional shares of Common Stock reserved for issuance upon exercise of outstanding stock options or conversion of outstanding convertible debt securities. At that date, we had 9,700,462 shares of Class B Common Stock outstanding. We were authorized to issue 100,000,000 shares of Participating Preferred Stock and 500,000 shares of Preferred Stock, but there was no outstanding Participating Preferred Stock or Preferred Stock. Since November 30, 2002, we have granted options to purchase 1,228,500 shares.

Reasons for the Proposal

      Our Board of Directors believes the number of shares of Common Stock that are available for issuance is not sufficient. At November 30, 2002, we had only 32,227,882 shares of authorized Common Stock that were not outstanding or reserved for issuance. Subsequently, we granted options relating to 1,228,500 of those shares. We had 20,299,538 shares of authorized Class B Common Stock that were not outstanding, but, as is discussed under “Proposal to Change Terms of Class B Common Stock and Rename Common Stock,” if our stockholders approve the amendments to our Certificate of Incorporation that are the subject of that proposal, we will distribute to the holders of our outstanding Common Stock and Class B Common Stock one share of Class B Common Stock for each ten shares of Common Stock or Class B Common Stock held on April 9, 2003. That would increase our outstanding Class B Common Stock to approximately 16,192,000 shares, and leave us with only approximately 13,808,000 shares we could issue.

      Our Board of Directors believes we should have a greater number of authorized shares available for us to use in acquisitions, to sell in order to raise capital, to issue under stock option or other incentive programs, or otherwise to issue. Further, unless the number of shares of Common Stock and Class B Common Stock we are authorized to issue is increased, we would not be able to carry out a meaningful split of our common stock if our Board of Directors determined that a split of our common stock would be in the best interests of our stockholders.

      If the number of authorized shares of Common Stock is increased to 300,000,000 shares, we will have 244,786,379 shares of authorized but unissued Common Stock or treasury stock, of which 13,786,997 shares are reserved for issuance on exercise of stock options or conversion of convertible debt securities (including shares subject to options granted after November 30, 2002). If the number of authorized shares of Class B Common Stock is increased to 90,000,000 shares, we will have 80,299,538 shares of authorized but unissued Class B Common Stock, which would be reduced to approximately 73,808,000 shares if we distribute Class B Common Stock as discussed above. Under the Delaware General Corporation Law, our Board of Directors

has the power to issue any authorized but unissued stock or treasury stock without any further action on the part of our stockholders. However, the rules of the New York Stock Exchange require that stockholders approve any acquisition in which a listed company will be issuing more than 18.5% of the total outstanding shares of a class of listed stock. We are subject to that voting requirement.

      The issuance of additional shares of Common Stock or Class B Common Stock could dilute the earnings and book value allocable to each share of Common Stock. Also, if we were to sell or otherwise issue authorized but unissued Common Stock at a time when a takeover is pending or threatened, the issuance of additional Common Stock or Class B Common Stock could discourage the takeover by making it more expensive for the person who wants to take us over to obtain control of us. However, Stuart Miller, our President and Chief Executive Officer, has the power to cast 63.8% of the votes that can be cast by the holders of all our currently outstanding Common Stock and Class B Common Stock taken together. Even if we distribute shares of Class B Common Stock to the holders of our Common Stock and our Class B Common Stock as described under “Proposal to Change Terms of Class B Common Stock and Rename Common Stock,” Stuart Miller will be able to direct the voting of Class B Common Stock that entitles the holders to cast approximately 49% of the votes that could be cast by the holders of our Common Stock and Class B Common Stock taken together. Therefore, it is unlikely that anyone would attempt to take us over without Mr. Miller’s consent.

Vote Required

      Approval of the proposed amendment to our Certificate of Incorporation increasing the number of authorized shares of Common Stock and Class B Common Stock requires the affirmative vote of the holders of (i) a majority in voting power of all the outstanding Common Stock and Class B Common Stock voting together, and (ii) a majority of the shares of Common Stock that are voted with regard to it. Stuart Miller, who has the power to direct the voting of 99.8% of the outstanding Class B Common Stock, and, primarily because of that, to vote or direct the voting of 63.8% in voting power of all the outstanding Common Stock and Class B Common Stock voting together, says he intends to cause those shares to be voted in favor of the proposed amendment to the Certificate of Incorporation. If he does that, the proposed amendment will receive the required vote of the Common Stock and the Class B Common Stock voting together, even if no other stockholders vote in favor of it. However, the amendment also must be approved by the holders of majority of the outstanding shares of Common Stock that are voted with regard to it. Only if that approval is also obtained will the amendment be adopted.

      Our Board of Directors recommends that stockholders vote FOR approval of the proposed amendment to our Certificate of Incorporation increasing the number of shares of Common Stock and Class B Common Stock we are authorized to issue.

PROPOSAL TO CHANGE TERMS OF CLASS B

COMMON STOCK AND RENAME COMMON STOCK

      At a meeting held on February 12, 2003, our Board of Directors adopted a resolution declaring it advisable and in the best interests of our stockholders to amend our Certificate of Incorporation to change the provisions relating to our Class B Common Stock, primarily to remove the restrictions on transfer of Class B Common Stock and to make the Class B Common Stock no longer convertible into Common Stock, to require that the per share cash dividends be the same with regard to the Common Stock and the Class B Common Stock and to change the name of our Common Stock to “Class A Common Stock.” The specific changes are discussed below. Article IV of our Certificate of Incorporation, as it is proposed to be amended both to increase the number of shares of common stock we are authorized to issue, as described under “Proposal to Increase the Authorized Shares of Common Stock and Class B Common Stock” and as proposed to be amended to change the terms of the Class B Common Stock and rename the Common Stock, marked to show changes from the current Article IV, is Annex IV to this Proxy Statement.

      If the proposed amendments are approved by our stockholders, on approximately April 21, 2003, we will distribute to our stockholders of record on April 9, 2003, one share of Class B Common Stock for each

10 shares of Common Stock or Class B Common Stock owned of record on April 9, 2003. Our purpose in doing this will be to increase the number of outstanding shares of Class B Common Stock in order to increase the number of shares of Common Stock that we can issue without causing the Class B Common Stock automatically to be converted into Common Stock (which will happen at any time when the outstanding Class B Common Stock is less than 10% of the outstanding Common Stock and Class B Common Stock taken together). If our stockholders do not approve the proposed amendments to our Certificate of Incorporation changing the terms of the Class B Common Stock, we will not make the distribution of Class B Common Stock.

      We will apply to list the Class B Common Stock on the New York Stock Exchange, if our stockholders approve the proposed amendment to our Certificate of Incorporation. That will provide a market in which our stockholders would be able to trade the Class B Common Stock we distribute to them.

      We are proposing to change the name of our Common Stock to “Class A Common Stock” to be sure that, if both classes of our common stock are publicly traded, there is no confusion about which of the two classes a person is purchasing or selling.

Background

      We have two classes of common stock — Common Stock and Class B Common Stock. Our Common Stock is listed on the New York Stock Exchange. At November 30, 2002, there were 55,213,621 shares of Common Stock outstanding and there were outstanding options and convertible debt securities under which we might be required to issue as many as 12,558,497 additional shares of Common Stock. At that date, 9,700,462 shares of Class B Common Stock were outstanding. Although we are authorized to issue Participating Preferred Stock and Preferred Stock, there are no outstanding shares of either of these types. After November 30, 2002, we granted options to purchase 1,228,500 shares.

      Almost 99.8% of the outstanding Class B Common Stock is held by partnerships created by Leonard Miller, one of Lennar’s two founders, who died in July 2002. The partnership interests are now directly or indirectly held by trusts for the benefit of members of Mr. Miller’s family (except minor interests that are owned directly by members of the Miller family). Stuart Miller, Lennar’s President and Chief Executive Officer, is the sole officer and director of a corporation that has voting control of the Class B Common Stock held by the Miller family partnerships, and personally owns 9,000 shares of Class B Common Stock. The Class B Common Stock held by the Miller family partnerships and by Stuart Miller constitutes 14.9% of the total outstanding shares of our Common Stock and Class B Common Stock combined, but gives the Miller family partnerships the power to cast 63.6% of the votes that can be cast with regard to all our outstanding shares. It is unlikely that the Miller family partnerships would approve a transaction or group of transactions that would increase the number of outstanding shares of Common Stock to the point that the Class B Common Stock is less than 10% of the outstanding Common Stock and Class B Common Stock taken together, and therefore, the Class B Common Stock would automatically be converted into Common Stock, except possibly a merger or similar transaction that would, in effect, be an acquisition of our Company in its entirety on terms that Stuart Miller and the other members of the Miller family find attractive.

      Currently, our Common Stock and our Class B Common Stock are identical in all respects, except that

•	A share of Common Stock entitles its holder to one vote while a share of Class B Common Stock entitles its holder to 10 votes.

•	The cash dividends paid with regard to a share of Class B Common Stock in a year cannot be more than 90% of the cash dividends paid with regard to a share of Common Stock in that year.

•	A holder cannot transfer Class B Common Stock, except to a limited number of Permitted Transferees (primarily close relatives of the Class B stockholder, fiduciaries for the Class B stockholder or for close relatives, and entities in which the Class B stockholder or close relatives are majority owners). There is no restriction on the transferability of Common Stock, other than the need to comply with securities laws and other applicable laws.

•	Class B Common Stock can at any time be converted into Common Stock, but Common Stock cannot be converted into Class B Common Stock.

•	Amendments to our Certificate of Incorporation altering the Common Stock or the Class B Common Stock require the approval of a majority of the shares of Common Stock that are voted with regard to them (as well as a majority in voting power of all the outstanding shares of Common Stock and Class B Common Stock combined, and in some instances, a majority of the outstanding Class B Common Stock that is voted).

•	If there is a distribution of common stock, holders of Common Stock receive Common Stock and holders of Class B Common Stock receive Class B Common Stock.

•	A merger or similar transaction in which the holders of the Class B Common Stock receive per share consideration that is different from the per share consideration received by the holders of the Common Stock must be approved by the holders of a majority of the outstanding Common Stock, as well as receiving whatever other approval may be required by law.

•	Under Delaware law, certain matters effecting the rights of holders of Class B Common Stock may require approval of the holders of the Class B Common Stock voting as a separate class.

Reasons for the Proposal

      Based upon the shares of Common Stock and Class B Common Stock that were outstanding on February 20, 2003, we can only issue slightly more than 19,500,000 additional shares of Common Stock, whether in connection with acquisitions or otherwise, without creating a possibility that the Class B Common Stock will at some time automatically be converted into Common Stock. Therefore, it is unlikely that the Miller family partnerships would approve transactions that would involve the issuance of more than approximately 19,000,000 shares of Common Stock, except in extraordinary circumstances. Our Board of Directors believes it is in our best interests and the best interests of our stockholders that the Miller family, and particularly Stuart Miller, continue to have a controlling or near controlling voting interest in us. However, our Board of Directors also feels it is important that we have the flexibility to use Common Stock in connection with future acquisitions, that we be able to raise funds by selling Common Stock or securities that are convertible into Common Stock and that we be able to use stock in employee compensation plans. During the last 5 years, we have issued 16.5 million shares of Common Stock in acquisitions and have sold convertible debt securities that are convertible into an additional 10.1 million shares of Common Stock (although we have also bought back 9.8 million shares of our Common Stock).

      In 1999, our stockholders authorized us to issue up to 100,000,000 shares of Participating Preferred Stock, so we could use those shares in acquisitions, and make offerings of them, without creating the possibility that the Class B Common Stock would automatically be converted into Common Stock. However, we have been advised that, even though the Participating Preferred Stock would be similar in most respects to the Common Stock, at least as the markets currently exist, the Participating Preferred Stock would not be viewed by investors in the same way as the Common Stock in an acquisition or other transaction. Because of that, we have never issued Participating Preferred Stock and have no current plans to issue any.

      It may be particularly important under current market conditions that we have shares of Common Stock we can use in connection with acquisitions. For a number of years, the multiple of price to earnings of the shares of publicly traded homebuilding companies has been lower than that of companies in many industries. The average price/ earnings multiple at December 31, 2002 of the three homebuilding companies that make up the Standard & Poor’s 500 Homebuilding Index was 7.1 compared with an average price/ earnings multiple of 28.2 for all the shares included in the Standard & Poor’s 500 Index. Because of this, publicly traded homebuilding companies with which we have spoken have indicated that, even if they would consider being acquired in a transaction in which their shareholders received our stock, they would not consider being acquired for cash without a very significant premium. This was a factor during the negotiations that led to our acquisition of U.S. Home Corporation in 2000, and we believe it would be a factor in any other acquisition of a publicly held homebuilding company that we might pursue while the price/ earnings multiples of homebuilding company stocks are at or near their current level.

      We are always looking at the possibility of acquiring homebuilding or similar companies or their assets. We frequently enter into confidentiality agreements before we begin our exploratory examinations of possible acquisition candidates, and at the date of this Proxy Statement we are a party to confidentiality agreements with regard to a number of homebuilding and other companies, including several publicly held companies. At the date of this Proxy Statement, we are not engaged in full scale due diligence, and are not discussing transaction terms, regarding any company or companies that would materially affect our balance sheet or our income statement. However, if the number of shares of Common Stock we could issue without endangering the Class B Common Stock were increased significantly (as would happen if the Class B Common Stock were changed as proposed and we made the proposed distribution of Class B Common Stock), we might consider attempting to enter into serious acquisition discussions with one or more significant homebuilding companies.

      In order to increase the number of shares of Common Stock we can issue without endangering the Class B Common Stock, our Board has authorized, subject to our stockholders approving the proposed changes to our Class B Common Stock, a distribution to the holders of our Common Stock and of our Class B Common Stock of one share of Class B Common Stock for each 10 shares of Common Stock or Class B Common Stock held of record on April 9, 2003. This is discussed in more detail under “The Proposed Distribution of Class B Common Stock.” If the distribution takes place, it will result in our issuing approximately 6,490,000 additional shares of Class B Common Stock (plus even more shares of Class B Common Stock if options that were outstanding on April 9, 2003 are exercised). This would, at least temporarily, increase the number of shares of Common Stock we could issue by approximately 64,900,000 shares. However, if the Class B Common Stock remained essentially non-transferable, the only way holders to whom shares are distributed could sell those shares would be to convert them into Common Stock and sell the Common Stock. Therefore, if we distributed shares of Class B Common Stock to the holders of our Common Stock but did not remove the restriction on transfer of Class B Common Stock, it is likely that most of the Class B Common Stock we distribute to holders of Common Stock would rapidly be converted into Common Stock. This would eliminate the principal reason our Board has approved the proposed distribution of Class B Common Stock. Therefore, the distribution will only serve its principal purpose if the Class B Common Stock is made transferable. The proposed changes to the Class B Common Stock would do this. Further, to avoid the possibility that shares of Class B Common Stock would be converted into Common Stock even if the Class B Common Stock were freely tradable, the proposed amendments to our Certificate of Incorporation would eliminate the ability of a holder of Class B Common Stock to convert it into Common Stock. However, the holders of a majority of the Class B Common Stock would be able to cause the entire class to be converted into Class A Common Stock (which would then be renamed “common stock”). A meeting at which the holders of the Class B Common Stock would vote on a proposal to do this could be called by our President or a majority of our directors, and would have to be called at the written request of holders of a majority of the shares of Class B Common Stock that could be voted at the meeting. The proposed changes would not eliminate the automatic conversion of Class B Common Stock into Common Stock if the outstanding Class B Common Stock were less than 10% of the outstanding Common Stock and Class B Common Stock taken together.

      Making the Class B Common Stock transferable, but not convertible, will not give holders a way of realizing the value of the Class B Common Stock unless there is a market for it. Therefore, we will apply to list the Class B Common Stock on the New York Stock Exchange if our stockholders approve the amendments to our Certificate of Incorporation changing the terms of the Class B Common Stock. Further, we believe investors will find it easier to value the Class B Common Stock if it is as similar as possible to the Common Stock, except for the difference in voting rights. Therefore, the proposed changes to the Class B Common Stock would eliminate the current requirement that the dividends paid with regard to a share of Class B Common Stock in a year not be more then 90% of the dividends paid in that year with regard to a share of Common Stock, and instead require that the per share dividends on the two classes be the same.

      The specific changes to the Class B Common Stock that would be effected by the proposed amendments to our Certificate of Incorporation are as follows:

Current Provision	Provision as Proposed to be Changed
A holder cannot transfer Class B Common Stock, except to a limited group of Permitted Transferees.	Class B Common Stock will be freely transferable (subject to the requirements of securities laws and other laws).

Class B Common Stock may at any time be converted into Common Stock.	Class B Common Stock may not be converted into Common Stock, except as a result of automatic conversion if the outstanding Class B Common Stock is less than 10% of the outstanding shares of Class A Common Stock and Class B Common Stock taken together, and except that holders of a majority of the Class B Common Stock will have the power to cause the entire class to be converted into Class A Common Stock.

If there is a distribution of common stock to the holders of our common stock, the holders of Common Stock receive additional Common Stock and the holders of Class B Common Stock receive additional Class B Common Stock.	If there is a distribution of common stock to the holders of our common stock, we may distribute either Class A Common Stock or Class B Common Stock to the holders of both the Class A and the Class B Common Stock or we may distribute Class A Common Stock to the holders of the Class A Common Stock and Class B Common Stock to the holders of the Class B Common Stock.

Cash dividends with regard to a share of Class B Common Stock in a year cannot be more than 90% of the cash dividends paid with regard to a share of Common Stock in that year.	Cash dividends per share will be the same with regard to the Class A Common Stock and the Class B Common Stock.

      The proposed changes to the Class B Common Stock would eliminate many of the differences between the Common Stock and the Class B Common Stock. After the proposed amendments, the only differences between the Common Stock (renamed Class A Common Stock) and the Class B Common Stock would be as follows:

Common Stock (to be renamed Class A Common Stock)	Class B Common Stock
Entitles holders to one vote per share	Entitles holders to ten votes per share.

Separate approval of Class A Common Stock required for amendments to our Certificate of Incorporation relating to the Class A Common Stock or the Class B Common Stock.	No right to vote as a separate class with regard to amendments to our Certificate of Incorporation relating to the Class A Common Stock.

If there is a distribution of common stock, at the discretion of the Company, the holders of Class A Common Stock and Class B Common Stock may be given the same class of common stock (which may be either Class A Common Stock or Class B Common Stock) or the holders of the Class A Common Stock may be given Class A Common Stock and the holders of the Class B Common Stock may be given Class B Common Stock.	If there is a distribution of common stock, at the discretion of the Company, the holders of Class A Common Stock and Class B Common Stock may be given the same class of common stock (which may be either Class A Common Stock or Class B Common Stock) or the holders of the Class A Common Stock may be given Class A Common Stock and the holders of the Class B Common Stock may be given Class B Common Stock.

Right to vote as a separate class on mergers or similar transactions in which holders of Class B Common Stock receive per share consideration which is different from that received by holders of Class A Common Stock.	No right to vote as a separate class on mergers or similar transactions.

Under Delaware law, certain matters affecting the rights of holders of Class A Common Stock may require approval of the Class A Common Stock voting as a separate class.	Under Delaware law, certain matters affecting the rights of holders of Class B Common Stock may require approval of the Class B Common Stock voting as a separate class.

No automatic conversion into another class of stock.	If the outstanding Class B Common Stock is less than 10% of the outstanding Class A Common Stock and Class B Common Stock, taken together, the Class B Common Stock is automatically converted into Class A Common Stock. Also, the holders of a majority of the Class B Common Stock will have the power to cause the entire class to be converted into Class A Common Stock.

Change of Name of Common Stock

      As is discussed above, if the proposed changes to the Class B Common Stock are approved, we will distribute shares of Class B Common Stock to the holders of both our Common Stock and our Class B Common Stock, and we will seek to have our Class B Common Stock listed on the New York Stock Exchange. We are concerned that if one of the two classes of our publicly traded stock is called “Common Stock,” there may be confusion about whether that is a generic term for both classes of our common stock, or whether it is the name of one of the two classes. Therefore, to avoid any possible confusion, the proposed amendments to our Certificate of Incorporation would change the name of what currently is called “Common Stock” to “Class A Common Stock.”

      If the name of the Common Stock is changed to “Class A Common Stock,” there will be no need to exchange certificates that state they represent our Common Stock for certificates that state they represent our Class A Common Stock. However, anybody who wants to exchange certificates will be able to do so. All certificates issued after the amendments to our Certificates of Incorporation become effective will state that they represent Class A Common Stock.

The Proposed Distribution of Class B Common Stock.

      If the proposed amendments to our Certificate of Incorporation changing the terms of the Class B Common Stock and renaming the Common Stock are approved, we will distribute on approximately April 21, 2003 to the holders of record of our Common Stock and the holders of record of our Class B Common Stock on April 9, 2003, one share of Class B Common Stock for each 10 shares of Common Stock or Class B Common Stock owned of record on April 9, 2003. We will not issue fractional shares of Class B Common Stock, but will pay cash in lieu of issuing fractional shares on the basis of the average of the mean of the high and low sale prices of the Class B Common Stock in when issued trading reported on the New York Stock Exchange on each of the five trading days ending on, and including, April 17, 2003.

      Assuming we do not issue or repurchase a significant number of shares between February 20, 2003 and April 9, 2003, we would be distributing approximately 6,490,000 shares of Class B Common Stock. This would increase the number of outstanding shares of Class B Common Stock to approximately 16,190,000 shares and would enable us to issue more than 79,000,000 additional shares of Class A Common Stock without creating the possibility that the Class B Common Stock might automatically be converted into Class A Common Stock. In addition, anti-dilution provisions of options issued under our employee stock option plans that are outstanding on April 9, 2003 would entitle the holders to receive on exercise, in addition to the shares of Class A Common Stock as to which they are exercised, one share of Class B Common Stock with regard to each 10 shares of Class A Common Stock as to which they are exercised. This could result in our issuing an additional approximately 364,000 shares of Class B Common Stock, which would increase the number of shares of Class A Common Stock we could issue without endangering the Class B Common Stock by 10 shares for each share of Class B Common Stock we issue upon exercise of those options. The distribution of shares of Class B Common Stock with regard to our Common Stock would also change our obligations with regard to our convertible debt securities, but that change would be to increase the number of shares of Class A Common Stock we are required to issue on conversion of the convertible debt securities, rather than to require us to issue additional shares of Class B Common Stock.

      The distribution of the Class B Common Stock would affect the voting power of the Miller family partnerships and of Stuart Miller. As noted above, Stuart Miller, primarily through the Miller family partnerships, has the power to cast approximately 63.8% of the votes that can be cast by the holders of all our outstanding Common Stock and Class B Common Stock. After the distribution, the shares held by the Miller family partnerships and Stuart Miller would entitle them to cast only approximately 49.0% of the votes that can be cast by the holders of all our outstanding Class A Common Stock and Class B Common Stock. Despite this, Stuart Miller supports the proposed distribution of Class B Common Stock.

Tax Effects of Class B Common Stock Distribution

      The proposed distribution of Class B Common Stock to holders of Common Stock and holders of Class B Common Stock would not result in taxable income or gain to the persons to whom it is distributed. A holder’s basis in the Common Stock or Class B Common Stock with regard to which a distribution is made would be allocated between the shares already owned and the newly distributed Class B Common Stock on the basis of their respective market values immediately after separate post-distribution trading in the two classes begins. Cash paid in lieu of a fractional share will be treated as a redemption of the fractional share. Therefore, the holder will have a taxable gain or loss equal to the difference between the portion of the holder’s basis allocable to the fractional share and the amount the holder receives in lieu of the fractional share.

Vote Required

      Approval of the proposed amendments to our Certificate of Incorporation changing the terms of the Class B Common Stock and changing the name of the Common Stock to Class A Common Stock requires the affirmative vote of the holders of (i) a majority in voting power of all the outstanding Common Stock and Class B Common Stock voting together, (ii) a majority of the shares of Common Stock that are voted with regard to the proposal and (iii) a majority of the shares of Class B Common Stock that are voted with regard to the proposal. Stuart Miller, who has the power to direct the voting of 99.8% of the outstanding Class B

Common Stock, and, primarily because of that, to vote or direct the voting of 63.8% in voting power of all the outstanding Common Stock and Class B Common Stock voting together, says he intends to cause those shares to be voted in favor of the proposed amendments to the Certificate of Incorporation. If he does that, the proposed amendments will receive the required vote of the Common Stock and the Class B Common Stock voting together, and of the Class B Common Stock voting separately, even if no other stockholders vote in favor of them. However, the amendments also must be approved by the holders of majority of the shares of Common Stock that are voted with regard to them. Only if that approval is also obtained will the amendments be adopted.

The Board of Directors urges you to vote FOR approval of the amendments to our Certificate of Incorporation changing the terms of the Class B Common Stock and changing the name of the Common Stock to Class A Common Stock.

PROPOSAL TO APPROVE NEW STOCK OPTION AND RESTRICTED STOCK PLAN

      On February 12, 2003, our Board of Directors adopted, subject to approval by our stockholders, the Lennar Corporation 2003 Stock Option and Restricted Stock Plan (the Plan). Alternative versions of the Plan, assuming the amendments to our Certificate of Incorporation described under “Proposal to Change Terms of Class B Common Stock and Rename Common Stock” are, and are not, adopted are Annexes V and VI to this Proxy Statement. Stockholders will be asked at the meeting to vote on a proposal to approve whichever version of the Plan is applicable in view of the results of the voting upon the proposal to change the Class B Common Stock and rename the Common Stock.

      The purpose of the Plan is to encourage and enable those of our officers, employees and directors, and the officers, employees and directors of our subsidiaries, upon whose judgment, initiative and efforts we and our subsidiaries largely depend for the success of our business, to acquire proprietary interests in us, and by doing so, to stimulate the efforts of those officers, employees and directors on our behalf and on behalf of our subsidiaries and strengthen their desire to remain officers, employees or directors of us or our subsidiaries.

      Under the Plan, a committee appointed by our Board of Directors (which may be the Board itself) may grant stock options, separately or together with stock appreciation rights, or restricted stock relating to up to 5,000,000 shares of Class A Common Stock or, if the proposal to approve the changes in the terms of the Class B Common Stock is approved, up to 5,000,000 shares of Class A Common Stock or Class B Common Stock, subject to adjustment to take account of stock dividends, stock splits, recapitalizations and similar corporate events. If any option (and any related stock appreciation right) expires, terminates or is cancelled without being exercised, or any restricted stock is forfeited, the shares subject to that option or the forfeited restricted stock may be made the subject of new options, stock appreciation rights or restricted stock awards granted under the Plan. Options granted under the Plan may, or may not, be designated as Incentive Stock Options (ISOs), which receive special tax treatment, as described under “Tax Consequences,” but must meet certain requirements, including that the recipients be employees, that the exercise price be at least 100% of the fair market value of the applicable class of common stock on the date of grant, and that the exercise price of all ISOs held by a person which first become exercisable in a year not exceed $100,000.

      We had a 1997 Stock Option Plan under which we were authorized to grant stock options and stock appreciation rights relating to a total of 3,000,000 shares of Common Stock (plus additional shares with regard to options that were outstanding in November 1997, to take account of the distribution of the stock of LNR Property Corporation to our stockholders), and a 2000 Stock Option and Restricted Stock Plan, which amended and replaced the 1997 Stock Option Plan, and under which we were able to grant stock options and stock appreciation rights and make restricted stock awards, relating to a total of 4,000,000 shares of Common Stock (including the shares which were still available for additional option grants under the 1997 Stock Option Plan when our Board of Directors adopted the 2000 Plan). If our stockholders approve the Plan, it will replace the 2000 Plan, and therefore, beginning when the Plan became effective (which was the day it was approved by our Board, subject to approval by our stockholders), no further options, stock appreciation rights or restricted stock awards may be granted under the 2000 Plan or the 1997 Plan.

Reasons for the Plan

      At February 12, 2003, there were 663,800 shares available under the 2000 Plan to be made the subject of stock options or restricted stock awards. Our Board feels this is not a sufficient number of shares. During the years ended November 30, 2001 and 2002, we issued options relating to 791,600 and 550,000 shares, respectively. We did not award any shares of restricted stock during those years, but we had issued 860,000 restricted shares during 2000. In January 2003, we issued options relating to an additional 1,228,500 shares. We believe it is important that we be able to make annual option awards and award restricted stock to officers, employees and directors, and that we be able to award stock options and restricted stock to people we are seeking to hire or are asking to become directors, without having to delay the awards until stockholders can approve a new option and restricted stock plan, or an increase in the number of shares available under our existing plan, or to ask people to take awards subject to their being invalidated if a new plan or an amendment to an existing plan is not approved by our stockholders. The Plan would increase the number of shares available to be made the subject of options or issued as restricted stock to 5,000,000 shares.

      In addition, if our stockholders approve the change in the terms of our Class B Common Stock described under “Proposal to Change Terms of Class B Common Stock and Rename Common Stock,” it may be desirable to make Class B Common Stock rather than Class A Common Stock (the current Common Stock) the subject of stock options or restricted stock awards. The Plan would let our Stock Option Committee, or whatever other Board committee grants options, specify that particular awards will relate either to Class A Common Stock or to Class B Common Stock.

Options

      The Committee will determine which officers, employees and directors will receive options under the Plan, and the terms of the options granted to particular officers, employees or directors, including, if the changes to the terms of the Class B Common Stock are approved, whether particular options will entitle the holders to purchase Class A Common Stock or Class B Common Stock. However, an option granted under the Plan must expire no more than 10 years after the date of grant. The Committee may determine that particular options will initially become exercisable at specified times, in specified installments, or upon fulfillment of other conditions, except that no option may be exercisable until at least six months after it is granted, and except that all options will become immediately exercisable if there is a change in control of us. The exercise price of an option will be determined by the Committee (subject to the requirement that if the option is an ISO, the exercise price must not be less than 100% of the fair market value of the Common Stock on the date the option is granted), and must be paid in cash or by check, unless the Committee permits it to be paid in whole or in part with shares of common stock of either class, valued at their fair market value when the option is exercised. Options granted under the Plan may be assigned or transferred (other than upon death) only with the permission of the Committee, given after a determination that transferability will not result in specified negative tax effects and is otherwise appropriate and desirable to us.

Stock Appreciation Rights

      Stock appreciation rights may only be granted with regard to specific stock option grants. A stock appreciation right may not relate to more shares, or shares of a different class, than those that may be issued on exercise of the option to which the stock appreciation right relates. A stock appreciation right gives the holder the right to receive, without payment by the holder, an amount equal to the excess of the fair market value on the date the stock appreciation right is exercised of the shares as to which it is exercised over the amount the holder would have had to pay for those shares if the holder had purchased them by exercising the related stock option. When a stock appreciation right is exercised as to a number of shares, the holder will be deemed to surrender the related option with regard to that number of shares. The Committee may specify that the sum the holder will receive upon exercise of a stock appreciation right will be paid wholly or partly in cash or wholly or partly with our stock (which, if the changes to the terms of our Class B Common Stock are approved, may be either Class A or Class B Common Stock) valued at its fair market value on the date the stock appreciation right is exercised.

Restricted Stock

      The Committee may (i) authorize the grant of restricted stock (which, if the proposal to change the terms of the Class B Common Stock is approved, may be either Class A Common Stock or Class B Common Stock) to key officers, employees or directors, (ii) fix the price an officer, employee or director must pay for the restricted stock (which may be none), (iii) determine the restrictions applicable to the restricted stock and (iv) impose other conditions with regard to the restricted stock. As to any employee who may be subject to Section 162(m) of the Internal Revenue Code (i.e., any employee whose compensation is required by SEC rules to be reported in our annual meeting proxy statement), grants of restricted stock must be conditioned upon our achieving performance goals relating to earnings or EBITDA targets, or other operating result targets, separately or together with our subsidiaries, or by particular subsidiaries, divisions or business units. Grants of restricted stock to other employees or directors may be (but are not required to be) conditioned upon achievement of similar performance goals or individual performance goals. Every grant of restricted stock must provide that all or part of the restricted stock will be forfeited if the person to whom the restricted stock is granted ceases to be an employee or director before one or more vesting dates established by the Committee when the restricted stock is granted, unless the officer position, employment or directorship terminates because of death, retirement after reaching 65 years old, disability or under other circumstances which the Committee deems appropriate. The vesting requirement will end if there is a change in control of us.

Tax Consequences Regarding Stock Options and Stock Appreciation Rights

      The principal Federal income tax consequences to an officer, employee or director of the grant of options under the Plan, the exercise of options, and the sale of shares acquired through the exercise of options, are as follows:

      Recipients of options do not have taxable income because of the grant of options to them under the Plan.

      Unless an option is an ISO, when the option is exercised the holder will be treated as receiving ordinary income equal to the amount by which the fair market value at that time of the stock as to which the option is exercised exceeds the exercise price of the option, and the fair market value of the stock when the option is exercised will be the basis of that stock while it is held by the person who exercised the option. Therefore, when the stock is sold, the amount by which the sale price is greater or less than the fair market value of the shares when the option was exercised will be a capital gain or loss, which will be long-term or short term, depending on how long the shares are held after exercise. The holder of an ISO does not realize any taxable income when the ISO is exercised. The price paid for the stock when the ISO is exercised will be the basis of that stock while it is held by the optionee. When an ISO is exercised, the amount by which the fair market value at the time of exercise of the stock acquired through the exercise exceeds the exercise price is an adjustment to alternative minimum taxable income unless the stock is disposed of in the same year. If a person who exercises an ISO holds the stock for at least one year after the date of exercise (and at least two years after the date of grant), when the shares are sold the difference between the exercise price and the sale price will be treated as a long-term capital gain or loss. If the person does not hold the stock for one year after exercise (and two years after the date of grant), the person is treated as having made a “disqualifying disposition,” and the person will be treated as receiving ordinary income at the time of sale equal to the lesser of (i) the amount by which the fair market value of the stock when the option was exercised exceeded the exercise price or (ii) the gain on the sale.

      When a stock appreciation right is exercised, the holder is treated as receiving ordinary income equal to the amount paid, or the fair market value of the Common Stock distributed, to the holder as a result of the exercise. The holder’s basis in any Common Stock received will be its fair market value when the stock appreciation right was exercised.

      When an employee is treated as receiving ordinary income as a result of exercise of a non-ISO or a stock appreciation right, the Company is required to withhold and pay withholding tax with regard to that ordinary income. The Company may do this by withholding from the employee’s compensation, by withholding from the number of shares issued on exercise of the option or stock appreciation right or by requiring payment of the amount required to be withheld before the Company will issue shares upon exercise of the option or stock appreciation right.

      When a non-ISO or a stock appreciation right is exercised or there is a disqualifying disposition of shares acquired through exercise of an ISO, the Company will, in at least most instances, be entitled to a deduction equal to the ordinary income which the person who exercised the option is treated as having received.

Tax Consequences Regarding Restricted Stock

      When the Committee decides to grant restricted stock to a key officer, employee or director, the Committee must fix one or more dates on which the restricted stock, or portions of it, will vest. If a person ceases to be an officer, employee or director (other than because of death, retirement over age 65, disability, or under other circumstances the Committee deems appropriate, or after there has been a change in control of us), the person will forfeit all restricted shares which have not vested by the time the person ceases to be an officer, employee or director. Because of this, normally there will be no tax to an officer, employee or director (and we will not receive a deduction) when restricted stock is granted to the officer, employee or director. However, each time shares vest (i.e., become non-forfeitable), the officer, employee or director will be taxed on (and we will receive a deduction for) the value of the shares when they vest, and that value will be the officer’s, employee’s or director’s basis in the shares. An employee may, however, elect to be taxed on the value of restricted shares when they are granted to the employee instead of when they vest. If the employee does that, our deduction will be for the value of the shares when they are granted to the employee, and that value will be the employee’s basis in the shares.

Accounting Treatment

      Currently, we do not treat either the grant of an option, or the exercise of an option, as generating an expense that is reflected on our consolidated income statement. However, the Financial Accounting Standards Board is considering requiring companies to record the value of stock options as an expense when the stock options are granted. It is not clear how stock options would be valued under the rule being considered. We would, of course, abide by any rule that might be adopted.

      When we award restricted stock to an officer, employee or director, the restricted stock is valued based on the market price of our common stock on the date of grant. Unearned compensation arising from the restricted stock grants is amortized to expense over the period of the restrictions.

Required Vote

      Approval of the Plan requires the affirmative vote of the holders of a majority of the votes which are cast with regard to the proposal to approve the Plan. Stuart Miller, who has the power to vote or direct the voting of shares entitled to 63.8% in voting power of all the outstanding Common Stock and Class B Common Stock voting together, has said he intends to cause those shares to be voted in favor of approving the Plan. If he does that, if there is a quorum present at the meeting, the Plan will be approved even if no other stockholders vote to approve it.

      The presence in person or by proxy of the holders of a majority in voting power, but not less than one third in number, of the outstanding shares of capital stock is required for there to be a quorum at the meeting. Shares represented by proxies which indicate the stockholders want to abstain will be treated as being present for the purpose of determining the presence of a quorum, but will not be voted with regard to the Plan. If a broker indicates on a proxy that it does not have authority to vote certain shares with regard to any matters, those shares will not be considered as present.

      The Board of Directors recommends you vote FOR this proposal.

PERFORMANCE GRAPH

      The following graph compares the five-year cumulative total return of our Common Stock, assuming the reinvestment of dividends, with the Dow Jones U.S. Total Market Index and the Dow Jones Home Construction Index:

Comparison Of Five Year Cumulative Total Return

Fiscal Year Ending November 30
(1997=$100)

	1997	1998	1999	2000	2001	2002

Lennar Corporation	100	107	78	152	178	254
Dow Jones U.S. Total Market Index	100	120	146	139	123	103
Dow Jones Home Construction Index	100	97	72	113	145	171

      The graph assumes $100 invested on November 30, 1997 in Lennar Common Stock, the Dow Jones U.S. Total Market Index and the Dow Jones Home Construction Index with the reinvestment of all dividends.

OTHER MATTERS

      Our management does not know of any matters other than those described in this Proxy Statement which will be presented for action at the meeting. If any other matters properly come before the meeting, or any adjournments, the person or persons voting the management proxies will vote them in accordance with their best judgment.

AUDITORS

      Deloitte & Touche LLP audited our financial statements for the year ended November 30, 2002. We expect representatives of that firm to be present at the Annual Meeting of Stockholders to answer questions. We will give them an opportunity to make a statement if they wish to do so.

Audit Fees

      The fees billed by Deloitte & Touche for various types of professional services and related expenses during the years ended November 30, 2002 and 2001 were approximately as follows:

	Fees during the year ended	Fees during the year ended
Type of Services	November 30, 2002	November 30, 2001

Audit services	$800,000	$807,000
Audit related services	$85,000	$183,000
Tax services	$1,075,000	$618,000
Other services	—	—

      Audit services generally include the audit of the annual financial statements, review of quarterly financial information, consents and comfort letters, while audit related services primarily involve the audits of the Company’s employee benefit plans, assistance in understanding and applying financial accounting and reporting standards and accounting assistance with proposed transactions. Tax services are primarily tax planning, tax compliance services and tax return preparation. Other services are primarily non-consultative services. The Audit Committee (formerly named the Audit and Nominating Committee) has determined that our auditors’ providing those non-audit services does not impair their independence with regard to us.

      The Audit Committee has been informed of the types of services Deloitte & Touche has been rendering to us and has determined that Deloitte & Touche’s providing those services has been compatible with its maintaining its independence as to us. During fiscal 2002, the Audit Committee did not pre-approve all services rendered by Deloitte & Touche or any other accounting firm.

      Our Audit Committee will select the firm that audits our financial statements and will determine the compensation of that firm. It will pre-approve all services of any type that firm renders to us. Our Audit Committee has not at this time selected an accounting firm to audit our financial statements for the year ending November 30, 2003. It will discuss the selection at its meeting scheduled for April 2003.

STOCKHOLDERS’ PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

      We must receive any proposals that stockholders wish to be included in next year’s Proxy Statement at our principal executive offices at 700 N.W. 107th Avenue, Miami, Florida 33172 no later than November 8, 2003.

By Order of the Board of Directors

DAVID B. McCAIN
Secretary

Dated: March 10, 2003

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ANNEX I

AUDIT COMMITTEE CHARTER

Purpose

      The Audit Committee is appointed by the Board of Directors. Its primary functions are to:

•	Assist Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, (iv) the performance of the people responsible for the Company’s internal audit function and (v) the performance of the Company’s independent auditors,

•	Prepare the report that SEC rules require be included in the Company’s annual proxy statement, and

•	Provide an open avenue of communication among the Company’s independent auditors, its internal auditors, its management and its Board of Directors.

Organization

•	The Committee will be composed of at least three directors, each of whom is financially literate (i.e., able to read and understand financial statements and aware of the functions of auditors for a company) or, in the judgement of the Board, able to become financially literate within a reasonable period of time after his or her appointment to the Committee.

•	Beginning not later than August 1, 2003, at least one member of the Committee will be a person who has, through education and experience as a public accountant or auditor or a principal financial officer, comptroller or principal accounting officer of a company, or a position of similar functions,

•	an understanding of generally accepted accounting principles and financial statements;

•	experience in (A) the preparation or auditing of financial statements of companies generally similar to the Company, and (B) the application of generally accepted accounting principles in connection with the accounting for estimates, accruals and reserves;

•	experience with internal accounting controls; and

•	an understanding of audit committee functions.

•	Beginning not later than August 1, 2003, at least one member of the Committee must be independent. Beginning not later than August 1, 2004, all members of the Committee must be independent.

(a) A director will not be “independent”

(i) if the director receives any consulting, advisory, or other compensatory fee from the Company other than fees for serving in his or her capacity as a member of the Board and as a member of Board committees,

(ii) unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is not otherwise an affiliate of the Company,

(iii) if the director is a former employee of the Company, until five years after the employment ended,

(iv) if the director is, or in the past five years has been, affiliated with or employed by a present or former auditor of the Company or of an affiliate, until five years after the end of either the affiliation or employment with the auditor or the auditing relationship,

(v) if the director is, or in the past five years has been, part of an interlocking directorate in which a current executive officer of the Company serves or served on the compensation committee of another company that employs the director, or

(vi) if the director has an immediate family member in any of the categories listed in (iv) or (v), until after a five-year “cooling-off” period or until after the family member is deceased or becomes incapacitated.

•	The Board will designate a member of the Committee to be the chairman of the Committee.

•	The Committee will create its own rules of procedure, including rules regarding notice of meetings, quorum and voting.

•	The Committee may create subcommittees to perform particular functions, either generally or in specific instances.

Powers

      The Committee will have the authority to engage independent counsel, accounting and other advisors, as it determines necessary to carry out its duties. The Company will provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of compensation (a) to the public accounting firm employed by the Company to audit its financial statements by the Company and (b) to any advisors employed by the audit committee.

      The Committee may require any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee may also meet with the Company’s investment bankers or with financial analysts who follow the Company.

Responsibilities

      The Committee will from time to time adopt any policies or procedures it deems necessary to ensure that the accounting and reporting practices of the Company are of the highest quality.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the Committee’s responsibility to certify the Company’s financial statements or to guarantee the auditors’ report.

      To fulfill its responsibilities, the Committee will:

Independent Auditors

1. Preapprove all auditing services (including providing comfort letters in connection with securities offerings) and non-audit services (including tax services) provided to the Company or its subsidiaries by the Company’s independent auditors, except for non-audit services covered by the De Minimus Exception in Section 10A of the Securities Exchange Act of 1934. The Audit Committee may delegate to one or more of its members who is an independent director the authority to grant preapprovals.

2. Be directly responsible for the appointment, termination, compensation, and oversight of the work, of any public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Each such public accounting firm will report directly to the Audit Committee.

3. Have the sole authority to approve all audit engagement fees and terms, as well as all significant non-audit engagements of the Company’s independent auditors.

4. In order to evaluate the independent auditors’ qualifications, performance and independence, at least annually obtain and review a report by the independent auditors describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by government or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditors and the Company. This evaluation should include review of the partner in the independent auditing firm who has principal responsibility for its audits of the Company’s financial statements and should take into account the opinions of management and the Company’s internal auditors.

5. Present to the Board its conclusions regarding the independent auditors’ qualifications, performance and independence as a result of the evaluation described in the preceding paragraph.

6. Meet regularly with the Company’s independent auditors so that they can report on (a) all critical accounting policies and practices the Company uses or expects to use; and (b) all alternative treatments of material financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

7. Review with the Company’s independent auditors any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditors’ activities and any disagreements with management, and, if applicable, also including any accounting adjustments that were noted or proposed by the auditors but were “passed” (including similar adjustments that were passed because individually they were not material); any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company, and all other material written communications between the independent auditors and the management of the Company.

8. Instruct the independent auditors that the Board and the Audit Committee are the accountants’ client.

9. Ensure that the lead audit partner does not serve in that capacity for more than five years. Consider whether the audit firm itself should be changed periodically.

10. Meet separately, periodically, with management, with the internal auditors, and with the independent auditors.

11. Report regularly to the Board.

12. Set clear hiring policies for employees or former employees of the independent auditors.

Internal Audit

1. Review the appointment and replacement of the senior internal auditing executive.

2. Review the organization, plan and results of the activities of the Internal Audit department.

3. Review any significant changes in the planned scope of the internal audit function.

Accounting and Reporting Process

1. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles.

2. Review major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

3. Review analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.

4. Review the audited financial statements and discuss them with management and the independent accountants. Based on that review, and the reviews performed by the Audit Committee as described in paragraphs 1 through 4, make a recommendation to the Board relative to the inclusion of the Company’s audited financial statements in the Company’s annual report on Form 10-K.

5. Obtain reports from management, the Company’s senior internal auditing executive and the independent auditors, as necessary, that the Company’s subsidiary/ foreign affiliated entities are conforming to applicable legal requirements and the Company’s Code of Conduct, including disclosures of insider and affiliated party transactions.

6. Review with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

Other

1. Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

2. Meet with the CEO and CFO, prior to their certification of each annual or quarterly report filed by the Company with the SEC, and receive those officers’ disclosures of (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and identify any material weakness in internal controls, and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

3. Review generally earnings press releases issued by the Company (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

4. Discuss and review policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

5. Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

6. Conduct an annual evaluation of its own performance.

7. Conduct an annual review of this Charter and recommend to the Board any changes the Committee deems appropriate.

ANNEX II

CODE OF BUSINESS CONDUCT AND ETHICS

Purpose and Scope

      Since its founding, Lennar Corporation (Lennar) has required that all its associates maintain the highest level of integrity in their dealings on behalf of the Company (i.e., Lennar and its subsidiaries), in their dealings with the Company, and in everything affecting the Company’s relationships with its banks, with its security holders and with others with whom the Company does business. The Company believes the high level of integrity with which it conducts its affairs has been a major factor in the Company’s success.

      This Code of Business Conduct and Ethics (“Code”) is intended to document the principles of conduct and ethics to be followed by the Company’s associates, officers, and directors, including its principal executive officer, its principal financial officer and its principal accounting officer. Its purpose is to:

•	Promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Promote avoidance of conflicts of interest, including disclosure to an appropriate person or committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

•	Promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company;

•	Promote compliance with applicable governmental laws, rules and regulations;

•	Promote the prompt internal reporting to an appropriate person or committee of violations of this Code;

•	Promote accountability for adherence to this Code;

•	Provide guidance to associates, officers, and directors to help them recognize and deal with ethical issues;

•	Provide mechanisms to report unethical conduct; and

•	Help foster the Company’s longstanding culture of honesty and accountability.

      The Company will expect all its associates, officers, and directors to comply at all times with the principles in this Code. Violations of this Code by an associate or officer or director are grounds for disciplinary action up to and including immediate termination of employment and possible legal prosecution.

Fair Dealing

•	Each associate and officer will at all times deal fairly with the Company’s customers, subcontractors, suppliers, competitors and associates. While we expect our associates to try hard to advance the interests of the Company, we expect them to do so in a manner that is consistent with the highest standards of integrity and ethical dealing.

•	No associate or officer is to take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice.

Compliance with Laws, Rules and Regulations (Including Insider Trading Laws)

•	Associates, officers, and directors are expected to comply at all times with all applicable laws, rules and regulations.

•	Associates, officers, and directors are required to comply with the Company’s Policy Regarding Non-Public Information, and with all other policies applicable to them that are adopted by the Company from time to time.

•	Associates, officers, and directors must cooperate fully with the people responsible for preparing reports filed with the Securities and Exchange Commission and all other materials that are made available to the investing public to make sure those people are aware in a timely manner of all information that might have to be disclosed in those reports or other materials or that might affect the way in which information is disclosed in them.

Conflicts of Interest

•	Definition: A “conflict of interest” occurs when an individual’s private interest is different from the interests of the Company as a whole. Conflict situations include:

(1) Action or Inaction: When an associate, officer, or director, or a member of his or her family, will benefit personally from something the associate, officer, or director does or fails to do that is not in the best interests of the Company,

(2) Objectivity: When an associate, officer, or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively,

(3) Personal Benefits: When an associate, officer or director, or a member of his or her family, receives personal benefits from somebody other than the Company as a result of his or her position in the Company which are not generally available to all the Company’s associates, or at least to all associates in the same area of work or the same geographic area. Loans to, or guarantees of obligations of, associates, officers, or directors by persons with whom the Company does business are of special concern. Loans to any officer or director by persons with whom the Company does business require specific approval of the Conflicts Committee, and

(4) Competing Activities: When an associate, officer, or director engages in any activity that is competitive with the business activities and operations conducted from time to time by the Company. Any ownership interest, whether active or passive, in any other homebuilder, land developer, or mortgage lender or title company would be considered a competitive activity, other than investments in publicly traded securities that are listed on a recognized securities exchange or securities quotation system not exceeding one (1) percent of the outstanding securities of a class or series.

•	Specific Situations: The following rules apply to specific situations that involve, or may involve, conflicts of interest:

(1) Real Estate Investments: An associate, officer, or director may make real estate investments in noncompetitive activities, including investments in raw land and income producing properties, if the involvement of the associate, officer, or director does not require active participation in planning or zoning changes, processing government approvals, or other development work with respect to the raw land, and as long as such activities in general do not in any way interfere with the associate’s, officer’s, or director’s duties owed to the Company.

Notwithstanding the foregoing, no associate, officer, or director may acquire a direct or indirect interest in raw land (except land upon which to construct a personal residence) (a) within a twenty-five (25) mile radius of a present or proposed community of the Company, without the prior written consent of the applicable one of the Conflicts Committee or the Audit Committee of Lennar’s Board. Such written notice shall include giving Lennar the opportunity to acquire such land on the same terms and conditions as those on which such associate, officer, or director proposes to acquire the land. Any such offer must be delivered in writing to the Conflicts Committee, which will forward it to the Asset Management Committee. If the Company does not accept an offer within ten days after the written offer is delivered to the Conflicts Committee, Lennar will be deemed to have waived its right to acquire the land, and the associate, officer, or director may, within six months after the end of the ten day period, acquire the land on terms no more favorable to the purchaser than those stated in the written offer delivered to the Conflicts Committee.

(2) Transactions with the Company: No associate, officer, or director, or member of the immediate family (defined below) of an associate, officer, or director, may sell, lease or buy any kind of property, facility, equipment or service directly or indirectly from or to the Company other than on market terms or under policies, such as policies regarding home purchase prices or favorable financing terms, available to all associates at a similar employment level. Any exceptions to this policy must have written approval of the Conflicts Committee. All processing and execution of sales contracts and closing statements related to home or homesite sales to associates must be handled by the President of the Division where the home or homesite is located, with approval by the appropriate Regional President. No sales commissions or broker commissions will be paid on sales to associates.

No associate of the Company shall act as a general contractor for construction of his or her personal residence or as a general contractor for any construction other than for the Company. An unpaid leave of absence will be considered on a case-by-case basis by the appropriate Regional President for an associate desiring to act as a general contractor for the construction of his or her personal residence.

Associates, officers, or directors that utilize subcontractors or vendors with which the Company does business to perform maintenance and repair to their personal residences will pay for these services at a rate that is available to all associates in the applicable geographic area.

(3) Other Business Activities: No full-time associate will engage in any part-time employment, business consulting arrangements or other business activities without written approval from (a) the Conflicts Committee, if such associate is an officer, (b) from the CEO or COO if a Regional or Division President, or (c) from the applicable Division President, corporate officer, or comparable Lennar Financial Services position, if not an officer, Regional or Division President.

New home consultants may not receive commissions on any real estate sales made outside the Company during their employment with the Company, unless specifically approved by the appropriate Division President.

(4) Gifts, etc.: No associate, officer, or director may accept any gift, favor, or personal incentive, including vacations, excursions, etc., of more than one hundred dollars ($100.00) value, or a cash gift of any amount, from a current or prospective vendor, supplier, contractor or customer. Exceptions such as golfing, fishing, or hunting trips, etc., of no more than two working days’ duration, which are not unreasonable or non-customary in cost or scope, and spectator tickets for sporting or cultural events are permitted, but only if, in each instance, such trip or spectator ticket is disclosed to and approved in writing by the (a) Conflicts Committee, if such associate is an officer, regional president, or division president, or (b) from the appropriate division president, corporate officer, or comparable Lennar Financial Services position, if such associate is not an officer, regional president or division president.

(5) Transactions with Family Members: Where an immediate family member (parent, parent-in-law, spouse, child, or son or daughter-in-law, or any other adult relative living in the same household) of any associate, officer, or director is involved in a transaction with the Company, all payments, commissions, fees, or other remuneration to such family member must be disclosed to and approved in advance by the Conflicts Committee.

(6) Exchange of Benefits: No associate, officer, or director may solicit or accept any money, gift, favor, service, or other tangible or intangible benefit or service from any associate of the Company or any subcontractor, vendor or other person with which the Company does business, even if it is otherwise permitted by this Code, in exchange for anything involving the performance of the person’s responsibilities on behalf of the Company, or under circumstances that might impair the associate’s, officer’s, or director’s independent judgement as to what is in the best interests of the Company.

•	Avoidance: Associates, officers, and directors must do everything they reasonably can to avoid conflicts of interest or actions or relationships that give the appearance of conflicts of interest.

•	Reporting: If a situation that creates a conflict of interest or the appearance of a conflict of interest arises, the person involved must promptly report it (1) if the person involved is a director or the principal executive officer of Lennar, to the Audit Committee of Lennar’s Board of Directors and (2) if the person involved is someone other than a director or the principal executive officer of Lennar, to the Conflicts Committee. If an associate, officer, or director becomes aware of a situation that he or she believes involves a conflict of interest by another associate, officer, or director, the person who becomes aware of the situation must promptly report it to (a) the Conflicts Committee, (b) David McCain, or his successor as general counsel to Lennar, or (c) the Division President or Financial Services equivalent within which the particular associate or officer works. Any report of a situation that is made to the general counsel or to the Division President or Lennar Financial Services equivalent will be passed on to the applicable one of the Conflicts Committee or the Audit Committee of Lennar’s Board of Directors. When there is any question of whether a conflict of interest is present and should be disclosed, all associates, officers, and directors should resolve any doubt in favor of full disclosure.

•	Exceptions: The Company recognizes that the foregoing procedures may not give due respect to the specifics of a particular situation. In the event a situation arises in which an associate, officer, or director believes the foregoing procedures should not be applied, the associate, officer, or director should seek the advice, in writing, of the Conflicts Committee.

•	Remedial Actions: In any instance in which an associate, officer, or director becomes involved in a situation that involves a conflict or interest, or an appearance of one, he or she must work with the applicable one of the Conflicts Committee or the Audit Committee of Lennar’s Board to devise an arrangement by which (1) that committee (or its designee) will monitor the situation which creates, or gives the appearance of creating, a conflict of interest, (2) the associate, officer, or director who has a conflict of interest will, to the fullest extent possible, be kept out of any decisions that might be affected by the conflict of interest, (3) it is ensured that the associate, officer, or director who has a conflict of interest will not profit personally from the situation that causes the conflict of interest, and (4) every reasonable effort will be made to eliminate the conflict of interest as promptly as possible.

Conflicts Committee

      The Conflicts Committee shall consist of Robert Strudler, Bruce Gross, Frank Matthews and David McCain or their duly appointed successors as Chief Operating Officer, Chief Financial Officer, Director of Human Resources and General Counsel of Lennar. No Conflicts Committee member may pass judgment on a possible conflict of interest or appearance of conflict involving that member.

      The Conflicts Committee shall keep written records of all findings and matters brought before it. A quorum of at least two Conflicts Committee members is required in order for the Conflicts Committee to take formal action.

Corporate Opportunities

•	No associate, officer, or director, will:

1) take for himself or herself personally any opportunity of which he or she becomes aware, or to which he or she obtains access, through the use of corporate property, information or position;

2) make it possible for somebody other than the Company to take advantage of an opportunity in any of the Company’s areas of business of which the associate, officer, or director becomes aware in the course of his or her activities on behalf of the Company, unless the Company has expressly decided not to attempt to take advantage of the opportunity;

3) otherwise use corporate property, information, or position for personal gain; or

4) compete with the Company generally or with regard to specific transactions or opportunities.

•	Associates, officers, and directors owe a duty to the Company to advance the Company’s legitimate interests whenever the opportunity to do so arises.

Confidentiality

•	Associates, officers, and directors must maintain the confidentiality of all information entrusted to them by the Company or its customers that is treated by the Company or its customers as confidential, except when disclosure is authorized by the Company or legally mandated.

•	Confidential information includes all information that may be of use to the Company’s competitors, or that could be harmful to the Company or its customers, if disclosed.

•	Associates, officers, and directors must comply with all confidentiality policies adopted by the Company from time to time and with confidentiality provisions in agreements to which they or the Company are parties.

Protection and Proper Use of Company Assets

•	Associates, officers, and directors must do all reasonable things in their power to protect the Company’s assets and ensure their efficient use by the Company.

•	Associates, officers, and directors will use the Company’s assets only for the Company’s legitimate business purposes.

Change in or Waiver of the Code

•	Any waiver of any provision of this Code must be approved:

•	With regard to any director, the principal executive officer of Lennar or a member of the Conflicts Committee, by the Board of Directors (but without the involvement of any director who will be personally affected by the waiver) or by a committee consisting entirely of directors who will not be personally affected by the waiver.

•	With regard to any other associate or officer, by the Conflicts Committee.

•	No waiver of any provision of this Code with regard to a director or officer will be effective until that waiver has been reported to the person responsible for the preparation and filing of the Company’s reports on Form 8-K (or any successor to that form) in sufficient detail to enable that person to prepare a report on Form 8-K containing any required disclosure with regard to the waiver.

•	Lennar will disclose any change in this Code or any waiver of this Code in a filing with the Securities and Exchange Commission, or in another manner that complies with applicable Securities and Exchange Commission rules, and Lennar will make any other disclosures of changes in, or waivers of, this Code, that are required by law or by the rules of any securities exchange or securities quotation system on which the Company’s securities are listed or quoted.

Compliance

•	Associates, officers, and directors must report promptly any violations of this Code of which they become aware (including any violations of the requirement of compliance with law) to the person to whom conflicts of interest involving the person who violated this Code would be reported as described under “Conflicts of Interest — Reporting.” In addition, associates may report any violation of this Code to the Chairman of the Audit Committee of Lennar’s Board. Failure to report a violation can lead to disciplinary action against the person who failed to report the violation which may be as severe as the disciplinary action against the person who committed the violation.

•	The identity of the associate who reports a possible violation of this Code by another associate will be kept confidential, except to the extent the associate who reports the possible violation consents to be identified or the identification of that associate is required by law.

•	Possible violations of this Code may be reported orally or in writing and may be reported anonymously.

•	The Company will not allow retaliation for reports of possible violations of this Code made in good faith.

Terms used in this Code

•	Any reference in this Code to the Company or to an associate of the Company is to Lennar Corporation and all its subsidiaries or to an associate employed by Lennar Corporation or any of its subsidiaries.

•	Any reference in this Code to a director or officer of the Company is to a director or officer of Lennar Corporation. It does not refer to a person who is an officer of a subsidiary unless the person is regularly involved in setting policy for Lennar Corporation and its subsidiaries, and therefore in fact functions as an officer of Lennar Corporation. For the purposes of this Code, a person who is employed by the Company and serves as an officer of a subsidiary will be treated as an associate, but not an officer, of the Company.

ANNEX III

“ARTICLE IV.

STOCK

      The total authorized number of shares of stock of the Corporation is 490,500,000 shares. Of these, 300,000,000 shares are classified as Common Stock, par value $.10 per share, 90,000,000 shares are classified as Class B Common Stock, par value $.10 per share, 100,000,000 shares are classified as Participating Preferred Stock, par value $.10 per share, and 500,000 shares are classified as Preferred Stock, par value $10.00 per share, except that if at any time after shares of Class B Common Stock are issued, there no longer are any outstanding shares of Class B Common Stock, the authorization to issue Class B Common Stock will terminate and after that time the shares of stock the Corporation is authorized to issue will be 390,000,000 shares of Common Stock, par value $.10 per share, 100,000,000 shares of Participating Preferred Stock, par value $.10 per share, and 500,000 shares of Preferred Stock, par value $10.00 per share, and the Company will file a Certificate of Amendment to its Certificate of Incorporation or a restated Certificate of Incorporation showing the change in the authorized stock. As used in this Certificate of Incorporation, the term “Common Stock” refers to Common Stock, par value $.10 per share, and does not include Class B Common Stock; the term “Class B Common Stock” refers to Class B Common Stock, par value $.10 per share; the term “Participating Preferred Stock” refers to Participating Preferred Stock, par value $.10 per share; and the term “Preferred Stock” refers to Preferred Stock, par value $10 per share, and does not include Participating Preferred Stock.

      The description of the classes of stock and the relative rights, voting power, preferences and restrictions of the shares of each class which are fixed by the Certificate of Incorporation and the express grant of authority to the Board of Directors of the Corporation (hereinafter referred to as the “Board of Directors”) to fix by resolution or resolutions the dividend rate, the redemption price, the liquidation price, the conversion rights, if any, and the sinking or purchase fund rights of shares of any class or of any series of any class or the number of shares constituting any series of any class are as follows:

Preferred Stock

      (a) The 500,000 shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such relative rights, voting power, preferences and restrictions as are stated herein and in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors as hereinafter provided.

      (b) Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Article, to authorize from time to time the issuance of one or more series of Preferred Stock, and with respect to each series to fix or alter from time to time as to shares then unallotted, by resolution or resolutions providing for the issuance of such series:

      (1) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

      (2) The dividend rate or rates to which shares of such series shall be entitled; the restrictions, conditions and limitations upon the payment of such dividends; whether such dividends shall be cumulative and, if cumulative, the date or dates from which such dividends shall be cumulative and the dates on which such dividends if declared shall be payable;

      (3) The manner of selecting shares for redemption, the redemption price and the manner of redemption and the effect thereof;

      (4) The amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the Corporation, which amount may vary at different dates and may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary;

      (5) The obligation, if any, of the Corporation to maintain a purchase, retirement or sinking fund for shares of such series and the provisions with respect thereto;

      (6) The terms and conditions of the rights, if any, of the holders of such series to convert such shares into shares of Common Stock of the Corporation;

      (7) The terms and conditions of the rights, if any, of the holders of shares of such series to vote such shares;

      (8) Any other rights, preferences, powers and restrictions not inconsistent with applicable law or the provisions hereof.

      (c) All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative. All series of Preferred Stock shall be of equal rank and be identical in all respects, except as permitted by paragraph (b) of this provision regarding Preferred Stock.

      (d) The holders of the Preferred Stock of each series shall be entitled to receive such dividends in cash, when and as declared by the Board of Directors, to be paid out of earned surplus or out of paid-in surplus or out of net earnings legally available for the payment thereof, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series, payable on such dates as may be fixed in such resolution or resolutions. No dividends, whether in cash or property, shall be paid or declared, nor shall any distribution be made, in any year on the Common Stock or the Class B Common Stock unless and until the full dividends on the Preferred Stock of all series required to be paid in that year have been paid or declared but not paid, and if declared, a sum sufficient for the payment thereof has been set apart. In addition so long as there shall be outstanding any shares of Preferred Stock of any series entitled to cumulative dividends pursuant to the resolution or resolutions providing for the issuance of such series, no dividends, whether in cash or property shall be paid or declared, nor shall any distribution be made on the Common Stock, nor shall any shares of Common Stock or Class B Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless and until the full cumulative dividends on the Preferred Stock of all series entitled to cumulative dividends for all past dividend periods and for the then current dividend period shall have been paid or declared, and if declared but not paid, a sum sufficient for the payment thereof has been set apart, and the Corporation shall have set aside all amounts, if any, theretofore required to be set aside as and for a purchase, retirement or sinking fund, if any, for the Preferred Stock of all series for the then current year and all defaults, if any, in complying with any such purchase, retirement or sinking fund requirements in respect of previous years shall have been made good. The foregoing provisions of this Paragraph shall not, however, apply to a dividend payable in Common Stock or Class B Common Stock or to the acquisition of shares of Common Stock or Class B Common Stock in exchange for, or through application of the proceeds of the sale of, shares of Common Stock. Accruals of dividends shall not bear interest.

      (e) The holders of the Preferred Stock of each series shall be entitled in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to be paid as a liquidating dividend, before any distribution or payment is made to the holders of any Participating Preferred Stock, Common Stock or Class B Common Stock, the amount per share provided for in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series. When such payments shall have been made in full to the holders of the Preferred Stock, they shall have no further rights in respect of their shares or the assets of the Corporation. If upon any liquidation or dissolution or winding up of the Corporation the assets available for distribution shall be insufficient to pay the holders of all outstanding shares of Preferred Stock the full amounts to which they respectively shall be entitled, the holders of the shares of Preferred Stock of each series shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable in respect of the

Preferred Stock of that series were paid in full. Neither the statutory merger nor consolidation of the Corporation into or with any other corporation, nor the statutory merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation shall be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph.

      (f) The Corporation at the option of the Board of Directors may at any time redeem the whole or from time to time may redeem any part of any series of Preferred Stock for the consideration provided in and in accordance with the terms and conditions of the resolution or resolutions of the Board of Directors authorizing such series.

      (g) At all meetings of Stockholders of the Corporation, each holder of record of Preferred Stock shall have such voting rights, if any, as may be provided in resolutions adopted by the Board of Directors providing for the issuance of each series.

Participating Preferred Stock

      (a) Voting Rights and Powers.

      With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, (1) the holders of the outstanding shares of Participating Preferred Stock, the holders of the outstanding shares of Common Stock and the holders of the outstanding shares of Class B Common Stock will vote together without regard to class, and (2) each holder of record of Participating Preferred Stock will be entitled to one vote for each share of Participating Preferred Stock held in the holder’s name, except that (i) any amendment to this Certificate of Incorporation which would change the number of authorized shares, the par value or the voting rights of, the restriction on dividends upon, or any other provision of this Certificate of Incorporation relating to, the Common Stock, the Class B Common Stock or the Participating Preferred Stock, in addition to being adopted as required by law, must be approved by the affirmative vote of a majority of the shares of Participating Preferred Stock and Common Stock, voting together without regard to class, which are voted with regard to the amendment and (ii) in addition to any other vote required by this Certificate of Incorporation, the Corporation’s by-laws, any rule of any securities exchange or otherwise, any merger, consolidation or other business combination involving the Corporation (x) will require the affirmative vote of a majority of the shares of Participating Preferred Stock which are voted with regard to the transaction, unless the type and amount of the consideration received by the holder of a share of Participating Preferred Stock in the transaction is the same as that received by the holder of a share Common Stock and (y) will require the affirmative vote of a majority of the shares of Participating Preferred Stock and Common Stock, voting together without regard to class, which are voted with regard to the transaction, unless the type and amount of the consideration received by the holder of a share of Participating Preferred Stock in the transaction is the same as that received by the holder of a share of Class B Common Stock; provided however, that if stockholders are given the right to elect among different kinds of consideration in a business combination, the holder of a share of Participating Preferred Stock will be deemed to receive the same type and amount of consideration as the holder of a share of stock of another class if the holder of a share of Participating Preferred Stock is given the same rights of election (including without limitation proration rights) as the holder of a share of stock of the other class.

      (b) Dividends and Distributions.

      (1) Cash Dividends. No cash dividends may be paid in a calendar year with regard to a share of Common Stock or with regard to a share of Class B Common Stock until cash dividends totaling $0.0125 per share have been paid, or declared and set aside for payment, in that year with regard to each outstanding share of Participating Preferred Stock. After dividends totaling $0.0125 per share have been paid, or declared and set aside for payment, in a calendar year with regard to each outstanding share of Participating Preferred Stock, no further cash dividends may be paid in that year with regard to a share of Participating Preferred Stock until dividends totaling $0.0125 per share have been paid, or declared and set aside for payment, in that year with regard to each outstanding share of Common Stock. Any dividends in excess of $0.0125 per share paid in a calendar year to the holders of the Participating Preferred Stock or the holders of the Common Stock will be paid with regard to the shares of both those classes on an equal per share basis without regard to class.

      (2) Other Dividends and Distributions. Each dividend or distribution made to the holders of the Participating Preferred Stock, the Common Stock or the Class B Common Stock, other than cash dividends or distributions upon liquidation of the Corporation, will be distributable to the holders of the Participating Preferred Stock, the Common Stock and the Class B Common Stock without regard to class, except that in the case of dividends or other distributions payable in stock of the Corporation, other than Preferred Stock, the stock distributed with respect to the Participating Preferred Stock will be additional shares of Participating Preferred Stock, the stock distributed with regard to the Common Stock will be additional shares of Common Stock and the stock distributed with regard to the Class B Common Stock will be additional shares of Class B Common Stock.

      (c) Stock Splits, Stock Dividends and Share Consolidations.

      The Corporation may not (i) pay a dividend with regard to its Participating Preferred Stock in additional shares of Participating Preferred Stock, or divide or consolidate its outstanding Participating Preferred Stock into a greater or lesser number of shares, unless it pays the same dividend with regard to its Common Stock (but payable in additional shares of Common Stock instead of additional shares of Participating Preferred Stock) or divides or consolidates its outstanding Common Stock in the same manner in which it divides or consolidates its Participating Preferred Stock or (ii) pay a dividend with regard to its Common Stock in additional shares of Common Stock, or divide or consolidate its outstanding Common Stock into a greater or lesser number of shares, unless it pays the same dividend with regard to its Participating Preferred Stock (but payable in additional shares of Participating Preferred Stock instead of additional shares of Common Stock) or divides or consolidates its outstanding Participating Preferred Stock in the same manner in which it divides or consolidates its Common Stock.

      (d) Liquidation.

      No assets of the Corporation may be distributed upon liquidation of the Corporation to the holders of shares of Common Stock or Class B Common Stock until the holders of the Participating Preferred Stock have received liquidating distributions totaling $10.00 per share. When the holders of the Participating Preferred Stock have received liquidating distributions totaling $10.00 per share, no further assets of the Corporation may be distributed to the holders of the Participating Preferred Stock upon liquidation of the Corporation until the holders of the Common Stock have received liquidating distributions totaling $10.00 per share. Any liquidating distributions in excess of $10.00 per share to the holders of the Participating Preferred Stock or the holders of the Common Stock will be made to the holders of both those classes on an equal per share basis without regard to class. If assets distributed upon liquidation of the Corporation are other than cash, the amount distributed to the holders of the Participating Preferred Stock or the Common Stock will include the value of the non-cash assets as determined in good faith by the Board of Directors of the Corporation.

      (e) Other Rights.

      Except as otherwise provided in this Certificate of Incorporation or provided by law, each share of Participating Preferred Stock and each share of Common Stock will have identical rights, powers, preferences and restrictions, and copies of all reports and other communications which are sent by the Corporation to the holders of the Common Stock must also be sent to the holders of the Participating Preferred Stock.

Common Stock and Class B Common Stock

      (a) Voting Rights and Powers.

      With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, (1) the holders of the outstanding shares of the Common Stock, the holders of the outstanding shares of Class B Common Stock and the holders of the outstanding shares of Participating Preferred Stock will vote together without regard to class, (2) each holder of record of Common Stock will be entitled to one vote for each share of Common Stock held in the holder’s name, and (3) each holder of record of Class B Common Stock will be entitled to ten votes for each share of Class B Common Stock held in the holder’s name, except that (i) any amendment to this Certificate of Incorporation which would change the number of authorized shares, the par value or the voting rights of, the restriction on dividends upon, or any other provision of this Certificate of Incorporation relating to, the Common Stock, the Class B Common Stock or the Participating Preferred Stock, in addition to being adopted as required by law, must be approved by holders of a majority of the shares of Common Stock and Participating Preferred Stock, voting together without regard to class, which are voted with regard to the amendment; and (ii) in addition to any other vote required by this Certificate of Incorporation, the Corporation’s by-laws, by any rule of any securities exchange or otherwise, any merger, consolidation or other business combination involving the Corporation (x) will require the affirmative vote of a majority of the issued and outstanding shares of Common Stock which are voted with regard to the transaction, unless the type and amount of the consideration received by the holder of a share of Common Stock in the transaction is the same as that received by the holder of a share of Participating Preferred Stock, and (y) will require the affirmative vote of a majority of the outstanding Participating Preferred Stock and the outstanding Common Stock, voting together without regard to class, unless the type and amount of consideration received by the holder of a share of Common Stock in the transaction is the same as that received by the holder of a share of Class B Common Stock; provided, however that if stockholders are given the right to elect among different kinds of consideration in a business combination, the holder of a share of Common Stock will be deemed to receive the same type and amount of consideration as the holder of a share of stock of another class if the holder of the share of Common Stock is given the same rights of election (including without limitation proration rights) as the holder of a share of stock of the other class.

      (b) Dividends and Distributions.

      (1) Cash Dividends. The cash dividends paid with regard to a share of Class B Common Stock in a calendar year may not be more than 90% of the cash dividends paid with regard to a share of Common Stock in that calendar year.

      (2) Other Dividends and Distributions. Each dividend or distribution made to the holders of the Common Stock or the Class B Common Stock, other than cash dividends, will be distributable to the holders of the Common Stock and Class B Common Stock without regard to class, except that in the case of dividends or other distributions payable in stock of the Corporation other than Preferred Stock, the stock distributed with respect to the Participating Preferred Stock will be additional shares of Participating Preferred Stock, the stock distributed with respect to the Common Stock will be additional shares of Common Stock and the stock distributed with respect to the Class B Common Stock will be additional shares of Class B Common Stock.

      (c) Restrictions on Transfer of the Class B Common Stock.

      (1) Permitted Transferees. No beneficial owner of shares of Class B Common Stock (a “Class B Stockholder”) may transfer shares of Class B Common Stock, whether by sale, assignment, gift, bequest or otherwise, except to a Permitted Transferee of that Class B Stockholder. A “Permitted Transferee” of a Class B Stockholder is (i) the Class B Stockholder’s spouse; (ii) a parent or lineal descendant (including an adopted child) of a parent of the Class B Stockholder, or the spouse of a lineal descendant of a parent of the Class B Stockholder; (iii) a trustee, guardian or custodian for, or an executor, administrator or other legal representative of the estate of, the Class B Stockholder, or a trustee, guardian or custodian for a Permitted Transferee of the Class B Stockholder; (iv) the trustee of a trust (including a voting trust) for the benefit of the Class B Stockholder and (v) a corporation, partnership or other entity of which the Class B Stockholder and Permitted Transferees of the Class B Stockholder are the beneficial owners of a majority in voting power of the equity. For the purpose of this Paragraph a “beneficial owner” of Class B Common Stock is a person who, or entity which, has or shares the power to direct the voting or disposition of the Class B Common Stock.

      (2) Impermissible Transfer Void. Any purported transfer of Class B Common Stock other than to a Permitted Transferee will be void and will not be recognized by the Corporation. The Corporation may, as a condition to the registration of a transfer of Class B Common Stock to a purported Permitted Transferee, require such affidavits or other proof as the Corporation deems necessary to establish that the transferee is a Permitted Transferee.

      (3) Legend on Stock Certificates. Each certificate representing Class B Common Stock will bear a legend referring to the restrictions on transfer of the Class B Common Stock.

      (4) Registered Owner. Each share of Class B Common Stock will be registered in the name of the beneficial owner of the share and not in “street name” or the name of a nominee.

      (d) Issuance of Class B Common Stock.

      (1) Initial Issuance. Upon the merger of Lennar Corporation (“Old Lennar”) with and into the Corporation (the “Merger”) in accordance with a Plan and Agreement of Merger dated June 10, 1997, (the “Merger Agreement”) between the Corporation (the name of which at that date was Pacific Greystone Corporation) and Old Lennar, each share of Class B Common Stock, par value $.10 per share, of Old Lennar which is outstanding immediately before the Merger becomes effective is being converted into and becoming one share of Class B Common Stock of the Corporation.

      (2) Subsequent Issuance. The Corporation may not issue any shares of Class B Common Stock, except (i) as provided in Paragraph (d)(1) or (ii) as a dividend or distribution as provided in Paragraph (b)(2).

      (e) Conversion of Class B Common Stock into Common Stock.

      A Class B Stockholder may at any time convert shares of Class B Common Stock into a like number of shares of Common Stock by surrendering the certificates representing the shares of Class B Common Stock to be converted (or representing a greater number of shares of Class B Common Stock) to the Company accompanied by a request that all or a specified number of the shares of Class B Common Stock represented by the certificates be converted into Common Stock. Once Class B Common Stock has been converted into Common Stock, the Common Stock may not be reconverted into Class B Common Stock.

      (f) Termination of Class Rights and Powers.

      If at any time the number of outstanding shares of Class B Common Stock is less than 10% of the outstanding shares of Common Stock and Class B Common Stock taken together, the Class B Common Stock will automatically be converted into, and become for all purposes, shares of Common Stock. After the Class B Common Stock is converted into Common Stock as provided in this paragraph, the Company may issue certificates which represent Common Stock in exchange for certificates which represented Class B Common Stock. However, the automatic conversion of Class B Common Stock into Common Stock will be effective whether or not certificates are exchanged.

      (g) Other Rights.

      Except as otherwise provided in this Certificate of Incorporation, or provided by law, each share of Common Stock and each share of Class B Common Stock will have identical powers, preferences and rights, including rights in liquidation, and copies of all reports and other communications which are sent by the Corporation to the holders of the Common Stock must also be sent to the holders of the Class B Common Stock.”

ANNEX IV

“ARTICLE IV.

STOCK

      The total authorized number of shares of stock of the Corporation is 490,500,000 shares. Of these, 300,000,000 shares are classified as Class A Common Stock, par value $.10 per share, 90,000,000 shares are classified as Class B Common Stock, par value $.10 per share, 100,000,000 shares are classified as Participating Preferred Stock, par value $.10 per share, and 500,000 shares are classified as Preferred Stock, par value $10.00 per share. As used in this Certificate of Incorporation, the term “Class A Common Stock ” refers to Class A Common Stock, par value $.10 per share, and includes shares that before April 9, 2003 were referred to as “Common Stock;” the term “Class B Common Stock” refers to Class B Common Stock, par value $.10 per share; the term “Common Stock” without specification of a class refers to the Class A Common Stock and the Class B Common Stock together; the term “Participating Preferred Stock” refers to Participating Preferred Stock, par value $.10 per share; and the term “Preferred Stock” refers to Preferred Stock, par value $10 per share, and does not include Participating Preferred Stock.

      The description of the classes of stock and the relative rights, voting power, preferences and restrictions of the shares of each class which are fixed by the Certificate of Incorporation and the express grant of authority to the Board of Directors of the Corporation (hereinafter referred to as the “Board of Directors”) to fix by resolution or resolutions the dividend rate, the redemption price, the liquidation price, the conversion rights, if any, and the sinking or purchase fund rights of shares of any class or of any series of any class or the number of shares constituting any series of any class are as follows:

Preferred Stock

      (a) The 500,000 shares of Preferred Stock may be issued from time to time in one or more series, each of such series to have such relative rights, voting power, preferences and restrictions as are stated herein and in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors as hereinafter provided.

      (b) Authority is hereby expressly granted to the Board of Directors, subject to the provisions of this Article, to authorize from time to time the issuance of one or more series of Preferred Stock, and with respect to each series to fix or alter from time to time as to shares then unallotted, by resolution or resolutions providing for the issuance of such series:

      (1) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

      (2) The dividend rate or rates to which shares of such series shall be entitled; the restrictions, conditions and limitations upon the payment of such dividends; whether such dividends shall be cumulative and, if cumulative, the date or dates from which such dividends shall be cumulative and the dates on which such dividends if declared shall be payable;

      (3) The manner of selecting shares for redemption, the redemption price and the manner of redemption and the effect thereof;

      (4) The amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the Corporation, which amount may vary at different dates and may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary;

      (5) The obligation, if any, of the Corporation to maintain a purchase, retirement or sinking fund for shares of such series and the provisions with respect thereto;

      (6) The terms and conditions of the rights, if any, of the holders of such series to convert such shares into shares of a class of Common Stock, into shares of Participating Preferred Stock or into shares of another class or series of Preferred Stock;

      (7) The terms and conditions of the rights, if any, of the holders of shares of such series to vote such shares;

      (8) Any other rights, preferences, powers and restrictions not inconsistent with applicable law or the provisions hereof.

      (c) All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative. All series of Preferred Stock shall be of equal rank and be identical in all respects, except as permitted by paragraph (b) of this provision regarding Preferred Stock.

      (d) The holders of the Preferred Stock of each series shall be entitled to receive such dividends in cash, when and as declared by the Board of Directors, to be paid out of earned surplus or out of paid-in surplus or out of net earnings legally available for the payment thereof, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series, payable on such dates as may be fixed in such resolution or resolutions. No dividends, whether in cash or property, shall be paid or declared, nor shall any distribution be made, in any year on any class of Common Stock unless and until the full dividends on the Preferred Stock of all series required to be paid in that year have been paid or declared but not paid, and if declared but not paid, unless a sum sufficient for the payment thereof has been set apart. In addition so long as there shall be outstanding any shares of Preferred Stock of any series entitled to cumulative dividends pursuant to the resolution or resolutions providing for the issuance of such series, no dividends, whether in cash or property, shall be paid, nor shall any distribution be made on any class of Common Stock, nor shall any shares of any class of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless and until the full cumulative dividends on the Preferred Stock of all series entitled to cumulative dividends for all past dividend periods shall have been paid or declared, and if declared but not paid, unless a sum sufficient for the payment thereof has been set apart, and the Corporation shall have set aside all amounts, if any, theretofore required to be set aside as and for a purchase, retirement or sinking fund, if any, for the Preferred Stock of all series for the then current year and all defaults, if any, in complying with any such purchase, retirement or sinking fund requirements in respect of previous years shall have been made good. The foregoing provisions of this Paragraph shall not, however, apply to a dividend payable in Participating Preferred Stock or in one or more classes of Common Stock or to the acquisition of shares of any class of Common Stock in exchange for, or through application of the proceeds of the sale of, shares of any class of Common Stock. Accruals of dividends shall not bear interest.

      (e) The holders of the Preferred Stock of each series shall be entitled in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to be paid as a liquidating dividend, before any distribution or payment is made to the holders of Participating Preferred Stock or any class of Common Stock, the amount per share provided for in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series. When such payments shall have been made in full to the holders of the Preferred Stock, they shall have no further rights in respect of their shares or the assets of the Corporation. If upon any liquidation or dissolution or winding up of the Corporation the assets available for distribution shall be insufficient to pay the holders of all outstanding shares of Preferred Stock the full amounts to which they respectively shall be entitled, the holders of the shares of Preferred Stock of each series shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable in respect of the Preferred Stock of that series were paid in full. Neither the statutory merger nor consolidation of the Corporation into or with any other corporation, nor the statutory merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation shall be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph.

      (f) The Corporation at the option of the Board of Directors may at any time redeem the whole or from time to time may redeem any part of any series of Preferred Stock for the consideration provided in and in accordance with the terms and conditions of the resolution or resolutions of the Board of Directors authorizing such series.

      (g) At all meetings of stockholders of the Corporation, each holder of record of Preferred Stock shall have such voting rights, if any, as may be provided in resolutions adopted by the Board of Directors providing for the issuance of each series.

Participating Preferred Stock

      (a) Voting Rights and Powers.

      With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, (1) the holders of the outstanding shares of Participating Preferred Stock, the holders of the outstanding shares of Class A Common Stock and the holders of the outstanding shares of Class B Common Stock will vote together without regard to class, and (2) each holder of record of Participating Preferred Stock will be entitled to one vote for each share of Participating Preferred Stock held in the holder’s name, except that (i) any amendment to this Certificate of Incorporation (except an amendment described in paragraph (c) of the section captioned “Class A Common Stock and Class B Common Stock”) which would change the number of authorized shares, the par value or the voting rights of, the restriction on dividends upon, or any other provision of this Certificate of Incorporation relating to, any class of Common Stock or the Participating Preferred Stock, in addition to being adopted as required by law, must be approved by the affirmative vote of a majority of the shares of Participating Preferred Stock and Class A Common Stock, voting together without regard to class, which are voted with regard to the amendment and (ii) in addition to any other vote required by this Certificate of Incorporation, the Corporation’s by-laws, any rule of any securities exchange or otherwise, any merger, consolidation or other business combination involving the Corporation that is submitted for approval of the Corporation’s stockholders (x) will require the affirmative vote of a majority of the shares of Participating Preferred Stock which are voted with regard to the transaction, unless the type and amount of the consideration received by the holder of a share of Participating Preferred Stock in the transaction is the same as that received by the holder of a share of Class A Common Stock and (y) will require the affirmative vote of a majority of the shares of Participating Preferred Stock and Class A Common Stock, voting together without regard to class, which are voted with regard to the transaction, unless the type and amount of the consideration received by the holder of a share of Participating Preferred Stock in the transaction is the same as that received by the holder of a share of Class B Common Stock; provided however, that if stockholders are given the right to elect among different kinds of consideration in a business combination, the holder of a share of Participating Preferred Stock, Class A Common Stock or Class B Common Stock will be deemed to receive the same type and amount of consideration as the holder of a share of stock of another class if the holder of a share of Participating Preferred Stock, Class A Common Stock or Class B Common Stock is given the same rights of election (including without limitation proration rights) as the holder of a share of stock of the other class.

      (b) Dividends and Distributions.

      (1) Cash Dividends. No cash dividends may be paid in a calendar year with regard to a share of any class of Common Stock until cash dividends totaling $0.0125 per share have been paid, or declared and set aside for payment, in that year with regard to each outstanding share of Participating Preferred Stock. After dividends totaling $0.0125 per share have been paid, or declared and set aside for payment, in a calendar year with regard to each outstanding share of Participating Preferred Stock, no further cash dividends may be paid in that year with regard to a share of Participating Preferred Stock until dividends totaling $0.0125 per share have been paid, or declared and set aside for payment, in that year with regard to each outstanding share of Class A Common Stock. Any dividends in excess of $0.0125 per share paid in a calendar year to the holders of the Participating Preferred Stock or the holders of the Class A Common Stock will be paid with regard to the shares of both those classes on an equal per share basis without regard to class.

      (2) Other Dividends and Distributions. Each dividend or distribution made to the holders of the Participating Preferred Stock or either class of Common Stock, other than cash dividends or distributions upon liquidation of the Corporation, will be distributable to the holders of the Participating Preferred Stock, the Class A Common Stock and the Class B Common Stock without regard to class, except that in the case of dividends or other distributions payable in stock of the Corporation other than Preferred Stock, the Board of Directors may determine that the stock distributed with respect to the Participating Preferred Stock will be additional shares of Participating Preferred Stock, the stock distributed with regard to the Class A Common Stock will be additional shares of Class A Common Stock and the stock distributed with regard to the Class B Common Stock will be additional shares of Class B Common Stock.

      (c) Stock Splits, Stock Dividends and Share Consolidations.

      The Corporation may not (i) pay a dividend with regard to its Participating Preferred Stock in additional shares of Participating Preferred Stock, or divide or consolidate its outstanding Participating Preferred Stock into a greater or lesser number of shares, unless it pays the same per share dividend with regard to its Class A Common Stock (but payable in additional shares of Common Stock of either class instead of additional shares of Participating Preferred Stock) or divides or consolidates its outstanding Class A Common Stock in the same manner in which it divides or consolidates its Participating Preferred Stock or (ii) pay a dividend with regard to its Class A Common Stock in additional shares of Class A Common Stock, or divide or consolidate its outstanding Class A Common Stock into a greater or lesser number of shares, unless it pays the same per share dividend with regard to its Participating Preferred Stock (but payable in additional shares of Participating Preferred Stock instead of additional shares of Common Stock) or divides or consolidates its outstanding Participating Preferred Stock in the same manner in which it divides or consolidates its Class A Common Stock.

      (d) Liquidation.

      No assets of the Corporation may be distributed upon liquidation of the Corporation to the holders of shares of Class A Common Stock or Class B Common Stock until the holders of the Participating Preferred Stock have received liquidating distributions totaling $10.00 per share. When the holders of the Participating Preferred Stock have received liquidating distributions totaling $10.00 per share, no further assets of the Corporation may be distributed to the holders of the Participating Preferred Stock upon liquidation of the Corporation until the holders of the Class A Common Stock have received liquidating distributions totaling $10.00 per share. Any liquidating distributions in excess of $10.00 per share to the holders of the Participating Preferred Stock or the holders of the Class A Common Stock will be made to the holders of both those classes and of the Class B Common Stock on an equal per share basis without regard to class. If assets distributed upon liquidation of the Corporation are other than cash, the amount distributed to the holders of the Participating Preferred Stock, the Class A Common Stock and the Class B Common Stock will include the value of the non-cash assets as determined in good faith by the Board of Directors of the Corporation.

      (e) Other Rights.

      Except as otherwise provided in this Certificate of Incorporation or provided by law, each share of Participating Preferred Stock and each share of Class A Common Stock will have identical rights, powers, preferences and restrictions, and copies of all reports and other communications which are sent by the Corporation to the holders of the Class A Common Stock must also be sent to the holders of the Participating Preferred Stock.

Class A Common Stock and Class B Common Stock

      (a) Voting Rights and Powers.

      With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, (1) the holders of the outstanding shares of Class A Common Stock, the holders of the outstanding shares of Class B Common Stock and the holders of the outstanding shares of Participating Preferred Stock will vote together without regard to class, (2) each holder of record of Class A Common Stock will be entitled to one vote for each share of Class A Common Stock held in the holder’s name, and (3) each holder of record of Class B Common Stock will be entitled to ten votes for each share of Class B Common Stock held in the holder’s name, except that (i) any amendment to this Certificate of Incorporation (except an amendment described in paragraph (c)) which would change the number of authorized shares, the par value or the voting rights of, the restriction on dividends upon, or any other provision of this Certificate of Incorporation relating to, the Class A Common Stock, the Class B Common Stock or the Participating

Preferred Stock, in addition to being adopted by the holders of a majority in voting power of the outstanding shares of Class A Common Stock, Class B Common Stock and Participating Preferred Stock voting together without regard to class, must be approved by holders of a majority of the shares of Class A Common Stock and Participating Preferred Stock, voting together without regard to class, which are voted with regard to the amendment; and (ii) in addition to any other vote required by this Certificate of Incorporation, the Corporation’s by-laws, by any rule of any securities exchange or otherwise, any merger, consolidation or other business combination involving the Corporation that is submitted for approval of the Corporation’s stockholders (x) will require the affirmative vote of a majority of the issued and outstanding shares of Class A Common Stock which are voted with regard to the transaction, unless the type and amount of the consideration received by the holder of a share of Class A Common Stock in the transaction is the same as that received by the holder of a share of Participating Preferred Stock, and (y) will require the affirmative vote of a majority of the outstanding Participating Preferred Stock and the outstanding Class A Common Stock, voting together without regard to class, unless the type and amount of consideration received by the holder of a share of Class A Common Stock in the transaction is the same as that received by the holder of a share of Class B Common Stock; provided, however that if stockholders are given the right to elect among different kinds of consideration in a business combination, the holder of a share of Participating Preferred Stock, Class A Common Stock or Class B Common Stock will be deemed to receive the same type and amount of consideration as the holder of a share of stock of another class if the holder of the share of Participating Preferred Stock, Class A Common Stock or Class B Common Stock is given the same rights of election (including without limitation proration rights) as the holder of a share of stock of the other class.

      (b) Dividends and Distributions.

      Each dividend or distribution made to the holders of the Class A Common Stock or the Class B Common Stock in cash or otherwise will be distributable to the holders of the Class A Common Stock and Class B Common Stock without regard to class, except that in the case of dividends or other distributions payable in stock of the Corporation other than Preferred Stock, the Board of Directors may determine that the stock distributed with respect to the Class A Common Stock will be additional shares of Class A Common Stock and the stock distributed with respect to the Class B Common Stock will be additional shares of Class B Common Stock.

      (c) Termination of Class Rights and Powers.

      If at any time (i) the number of outstanding shares of Class B Common Stock is less than 10% of the number of outstanding shares of Class A Common Stock and Class B Common Stock taken together, or (ii) the holders of a majority of the outstanding shares of Class B Common Stock vote to cause all the Class B Common Stock to be converted into Class A Common Stock, the Class B Common Stock will automatically be converted into, and become for all purposes, shares of Class A Common Stock, and the Corporation will no longer be authorized to issue Class B Common Stock. When the Class B Common Stock is converted into Class A Common Stock as provided in this paragraph, the name of the Class A Common Stock will automatically be changed to “Common Stock,” the number of shares of the renamed Common Stock the Corporation is authorized to issue will automatically be changed to 390,000,000 shares and the Corporation will file with the Secretary of State of Delaware a Certificate of Amendment or Restated Certificate of Incorporation reflecting these changes. After the Class B Common Stock is converted into Class A Common Stock as provided in this paragraph, the Company may issue certificates which represent Class A Common Stock (renamed Common Stock) in exchange for certificates which represented Class B Common Stock. However, the automatic conversion of Class B Common Stock into Common Stock will be effective whether or not certificates are exchanged and each certificate that represented shares of Class B Common Stock will automatically represent the same number of shares of Class A Common Stock (renamed Common Stock).

      (e) Other Rights.

      Except as otherwise provided in this Certificate of Incorporation, or provided by law, each share of Class A Common Stock and each share of Class B Common Stock will have identical powers, preferences and rights, including rights in liquidation, and copies of all reports and other communications which are sent by the Corporation to the holders of the Class A Common Stock or the Class B Common Stock must also be sent to the holders of the other class of Common Stock.”

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ANNEX V

Lennar Corporation 2003 Stock Option and Restricted Stock Plan

(If Terms of Class B Common Stock Are Not Changed)

LENNAR CORPORATION

2003 STOCK OPTION AND RESTRICTED STOCK PLAN

1.     Purpose of the Plan

      The Purpose of this Plan is to encourage and enable those officers, employees and directors of the Company upon whose judgement, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in Lennar, and by doing so to stimulate the efforts of those officers, employees and directors on behalf of the Company and strengthen their desire to remain officers, employees or directors of the Company. This Plan replaces the 1997 Stock Option Plan and the 2000 Stock Option and Restricted Stock Plan (but without affecting any options, stock appreciation rights or restricted stock previously granted under those plans).

2.     Definitions

      As used in this Plan the following definitions apply:

(a) “Board of Directors” means the Board of Directors of Lennar.

(b) “Common Stock” means Common Stock, par value $.10 per share, of Lennar.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means the Compensation Committee of the Board of Directors, or such other committee of the Board of Directors as is specified by the Board of Directors to perform the functions and duties of the Committee under this Plan. If there is no Compensation Committee and the Board of Directors does not appoint another Committee, the Board of Directors will be the Committee.

(e) “Company” means Lennar and all of its more than 50% owned subsidiaries.

(f) “Director” means any person serving as a member of the board of directors of any corporation included in the Company.

(g) “Directors and Officers Committee” means a committee designated by the Board of Directors, consisting of two or more persons all of whom are outside directors, as that term is used in Section 162(m) of the Code.

(h) “Grantee” means the person who holds a stock option, a Stock Appreciation Right or Restricted Stock granted under the Plan.

(i) “Incentive Option” means an option to purchase Common Stock that meets the requirements for Incentive Options set forth in this Plan and is intended to be, and qualifies as, an Incentive Stock Option as that term is used in Section 422 of the Code.

(j) “Key Employee” means an officer or employee of the Company who the Committee determines can contribute significantly to the growth and successful operations of the Company.

(k) “Lennar” means Lennar Corporation, a Delaware corporation, or its successor by merger or any similar transaction.

(l) “1997 Plan” means the Lennar Corporation 1997 Stock Option Plan.

(m) “Nonqualified Option” means an option to purchase Common Stock that is not intended to be, or does not qualify as, an Incentive Stock Option as that term is used in Section 422 of the Code.

(n) “Plan” means this Lennar Corporation 2003 Stock Option and Restricted Stock Plan.

(o) “Restricted Stock” means Common Stock granted under this Plan which is subject to forfeiture as provided in Section 7(a).

(p) “Securities Act” means the Securities Act of 1933, as amended.

(q) “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Stock Appreciation Right” means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common Stock, as provided in Section 4(b).

(s) “10% Stockholder” means a person who owns (after applying the attribution rules contained in Section 424 of the Code) more than 10% of the total combined voting stock of all classes of Lennar or of any parent or subsidiary.

(t) “2000 Plan” means the Lennar Corporation 2000 Stock Option and Restricted Stock Plan.

3.     Authority to Grant Stock Options

      (a) The Committee or the Directors and Officers Committee may at any time authorize the grant of stock options under the Plan to any one or more Key Employees or Directors. However, in no event may any Grantee receive stock options relating to more than 750,000 shares of Common Stock in any fiscal year (as that number may be adjusted in accordance with Section 13). Stock options granted under the Plan may be Incentive Options or Nonqualified Options, except that (i) no officer or Director who is not an employee may be granted an Incentive Option, and (ii) no employee may be granted an Incentive Option that would result in the aggregate fair market value, determined as of the date the stock option is granted, of the Common Stock with respect to which that Incentive Option and all other Incentive Options held by that employee under any plan maintained by Lennar (or any parent or subsidiary of Lennar) are exercisable for the first time by that employee during any calendar year exceeding $100,000. Each stock option will be designated at the time of grant as an Incentive Option or as a Nonqualified Option.

      (b) Stock options may be granted to a person regardless of the fact that stock options or Stock Appreciation Rights previously granted to that person remain unexercised, and a Grantee may exercise a stock option or Stock Appreciation Right when it is exercisable by its own terms, notwithstanding that there are stock options and Stock Appreciation Rights that were previously granted to that Grantee that remain unexercised.

4.     Authority to Grant Stock Appreciation Rights

      (a) The Committee or the Directors and Officers Committee may at any time authorize the grant of Stock Appreciation Rights to one or more Key Employees or Directors who hold or are receiving stock options granted under this Plan. Each Stock Appreciation Right will relate to a specific stock option granted under one of those plans. A Stock Appreciation Right may be granted concurrently with the stock option to which it relates or at any time after the stock option has been granted and before it has been exercised, terminates or expires. The number of shares subject to a Stock Appreciation Right may not exceed the number of shares that may be issued on exercise of the stock option to which the Stock Appreciation Right relates.

      (b) The term “Stock Appreciation Right” means the right to receive from the Company, without payment by the Grantee, an amount equal to the excess of the fair market value on the date the Stock Appreciation Right is exercised of the number of shares of Common Stock for which the Stock Appreciation Right is exercised over the exercise price the Grantee would have had to pay to exercise the related stock option in order to purchase that number of shares of Common Stock. Upon exercise of a Stock Appreciation Right, the Participant will automatically be deemed to surrender the related stock option with regard to the number of shares of Common Stock as to which the Stock Appreciation Right is exercised. Stock Appreciation Rights may specify that the sum to be paid upon their exercise may be paid by the Company in cash, in Common Stock valued at its fair market value on the date the Stock Appreciation Right is exercised, or in any combination of cash and Common Stock valued in that manner.

      (c) A Stock Appreciation Right granted under the Plan will be exercisable only when, and with regard to the number of shares of Common Stock as to which, the related stock option is exercisable and will lapse when the related stock option terminates or expires. A Stock Appreciation Right granted under the Plan may be exercised only by the person who has the right to exercise the related stock option, will automatically be deemed transferred when, and to the person, to whom the related stock option is transferred as permitted in Section 15, and may not be transferred to any other person.

5.     Authority to Grant Restricted Stock

      The Committee or the Directors and Officers Committee may in its discretion at any time (i) authorize the grant of Restricted Stock under this Plan to any one or more Key Employees or Directors; (ii) determine the restrictions to which Restricted Stock granted to a particular person will be subject (including any restrictions required by Section 7), (iii) require or not require that the person to whom Restricted Stock is granted pay a purchase price in order to receive the Restricted Stock; and (iv) impose any conditions to the grant of Restricted Stock that it deems appropriate or that are required by this Plan, including conditions relating to the achievement of performance goals as described in Section 7(b). However, in no event may any Key Employee or Director be granted more than 750,000 shares of Restricted Stock in any year (as that number may be adjusted in accordance with Section 13).

6.     Terms and Conditions of Stock Options

      (a) Expiration Date. Each stock option granted under this Plan will expire on a date determined by the Committee or the Directors and Officers Committee when the option is granted, which will be not more than 10 years after the day on which it is granted, except that an Incentive Option granted to a Key Employee who, at the time of the grant, is a 10% Stockholder must expire not more than five years after the day on which it is granted.

      (b) Exercise Date. Each stock option granted under this Plan will become exercisable at such time or times, in such installments, and under such other conditions (which may include achievement of performance goals) as are determined by the Committee or the Directors and Officers Committee when the stock option is granted. However, no stock option may be exercisable until at least six months after the day on which it is granted.

      (c) Price. The exercise price of each stock option granted under this Plan will be determined by the Committee or the Directors and Officers Committee when the stock option is granted, except that the exercise price of an Incentive Option may not be less than (i) if the Incentive Option is granted to a person who is not a 10% Stockholder, 100% of the fair market value of the Common Stock on the day the Incentive Option is granted or (ii) if the Incentive Option is granted to a 10% Stockholder, 110% of the fair market value of the Common Stock on the day the Incentive Option is granted. If the stock option is a Nonqualified Option, the option may be granted at any price determined by the appropriate committee, except that the exercise price of a stock option intended to qualify for an exception under Section 162(m) of the Code may not be less than 100% of the fair market value of the Common Stock on the day the stock option is granted. For the purposes of this Plan, the fair market value of a share of a class of Common Stock on a day will be the mean between the highest and lowest selling prices in regular hours trading on that day reported on the New York Stock Exchange consolidated tape (or, if the Common Stock is not listed on the New York Stock Exchange, on the principal securities exchange or market on which the Common Stock is traded), except that if there are no reported sales of the class of common stock during regular trading hours on the applicable day, the fair market price will be the mean between the highest and lowest reported selling prices in regular hours trading on the next day on which there are reported sales of the Common Stock in regular hours trading. If the Common Stock is not publicly traded when an Incentive Option is granted, the exercise price of the Incentive Option may not be less than the fair market value of the Common Stock on the day on which the Incentive Option is granted determined in good faith as prescribed in the applicable Regulations.

      (d) Assignment. No stock option granted under this Plan may be assigned or transferred, other than as provided in Section 14 upon the death of the Grantee to whom the stock option was granted; except that the

Committee or the Directors and Officers Committee may (but need not) permit other transfers, if the Committee or the Directors and Officers Committee concludes that the transfer (i) does not result in accelerated taxation, (ii) does not cause any option intended to be an Incentive Option to fail to meet the requirements set forth in Section 422(b) of the Code (or any applicable successor to that Section) and (iii) is otherwise appropriate and desirable to the Company.

      (e) Payment of Option Exercise Price. The exercise price of a stock option granted under this Plan will be payable in cash or by check payable to the order of Lennar, except that the Committee or the Directors and Officers Committee may determine that the exercise price of a stock option may be paid by delivering shares of Common Stock with a fair market value at the date the stock option is exercised equal to all or any part of the exercise price, with any remaining balance to be paid in cash or by check payable to the order of Lennar.

7.     Terms and Conditions of Restricted Stock

      (a) Vesting. Each grant of Restricted Stock will be subject to the condition that, except as provided in Section 14(c) or (d), if the Grantee to whom the Restricted Stock is granted ceases to be an officer, employee or Director of the Company before one or more specified dates, all or portions of the Restricted Stock will be forfeited and returned to the Company. When the Committee or the Directors and Officers Committee approves a grant of Restricted Stock, it will specify when the shares of Restricted Stock will cease being forfeitable (will “vest”), which may be a single date as to all the shares that are the subject of the grant or may be in installments. Under no circumstances, however, may the day Restricted Stock vests be sooner than six months after the day on which the Committee or the Directors and Officers Committee approves its grant.

      (b) Performance Goals. The Committee or the Directors and Officers Committee (i) may make any grant of Restricted Stock, and must make any grant of Restricted Stock that is intended to qualify for the exception from the limitations of Section 162(m) of the Code, subject to achievement of one or more performance goals, and (ii) may provide, and must provide as to Restricted Stock that is intended to qualify for the exception from the limitations of Section 162(m), that specified numbers of shares of Restricted Stock will be awarded based upon achievement of the performance goals, but the Committee or the Directors and Officers Committee will retain the discretion to reduce the number of shares subject to a Restricted Stock grant prior to the award. The performance goals may be specified levels of (i) consolidated pre-tax or after-tax earnings or EBITDA of the Company, (ii) pre-tax or after-tax earnings or EBITDA of a particular subsidiary, division or other business unit included in the Company, (iii) revenues, costs, return on assets, return on equity, return on capital, return on investment, return on assets under management, net operating income or net operating income as a percentage of book value, of Lennar, of the Company on a consolidated basis, of particular subsidiaries, divisions or business units or of particular employees or groups of employees, or (iv) any combination of the foregoing. Performance goals may be absolute amounts or percentages of amounts or may be relative to the performance of other companies or of indexes. Performance goals with regard to Restricted Stock that is intended to qualify for an exception from the limitations of Section 162(m) of the Code will be established at a time when they will be considered preestablished for purposes of the rules under Section 162(m) of the Code governing performance-based compensation. Before Restricted Stock that is subject to achievement of performance goals is issued, the Committee or the Directors and Officers Committee will make a specific determination of the extent to which the applicable performance goals have been achieved.

      (c) Assignment. Restricted Stock may not be assigned or transferred while it remains subject to possible forfeiture, other than as provided in Section 14, except that the Committee or the Directors and Officers Committee may (but need not) permit other transfers, if the Committee or the Directors and Officers Committee concludes that particular transfers are appropriate and desirable to the Company.

      (d) Certificates. Promptly after Restricted Stock is granted to a Key Employee or Director, Lennar will issue a certificate or certificates, registered in the name of the person to whom the Restricted Stock was granted, representing the number of shares of Restricted Stock granted to that person. Each certificate will bear a legend substantially as follows:

The shares represented by this certificate are Restricted Stock issued under the Lennar Corporation 2003 Stock Option and Restricted Stock Plan. They are subject to forfeiture under some circumstances and to restrictions on transfer as provided in that Plan. Copies of the Plan are on file in the principal office of Lennar Corporation.

When shares of Restricted Stock vest, the holder may exchange the certificates bearing the legend set forth above for certificates representing the vested shares that do not bear that legend.

      (e) Custody of Certificates. Certificates representing Restricted Stock will be delivered to Lennar and held by it until the shares vest. When shares of Restricted Stock vest, Lennar will deliver the certificates representing the shares to the person in whose name the shares are registered.

      (f) Stock Power. Promptly after Restricted Stock is awarded to a person, that person will deliver to Lennar a signed stock power, on a form provided or approved by Lennar, with respect to each certificate representing shares of Restricted Stock. Lennar will use the stock powers in connection with the return of shares of Restricted Stock that are forfeited. When Lennar delivers certificates representing shares of Restricted Stock that vest, Lennar will deliver with each certificate the stock power relating to that certificate. If a person to whom Restricted Stock is awarded does not deliver stock powers as required by this paragraph, Lennar may cancel the shares when they are forfeited without need for a stock power.

8.     Withholding Tax

      If as a result of (a) the exercise of a stock option or a Stock Appreciation Right, (b) the vesting of Restricted Stock or (c) another income recognition event, such as an election under Section 83(b) of the Code, the Company is required to pay any amount as withheld income tax (or any other withholding tax), the Company may either (i) reduce the number of shares of Common Stock issuable upon exercise of the stock option, or the cash or Common Stock to be paid or delivered upon exercise of the Stock Appreciation Right, by the amount of the required withholding (with the Common Stock that is not issued valued at its fair market value on the day the stock option or Stock Appreciation Right is exercised), (ii) require that, as a condition to exercise of the stock option or Stock Appreciation Right or as a condition to delivery of, or removal of legends from, the certificates representing Restricted Stock that vests, the Grantee must pay to the Company the amount of withholding tax the Company is required to pay as a result of the exercise or other income recognition event, (iii) withhold the amount of the tax from any payments of salary or other payments the Company is required to make to the person or (iv) take any other lawful steps to collect the sum due to it. If a person makes a disqualifying disposition (as that term is used in Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, that person will promptly notify the Company of the disqualifying disposition. If a person fails to reimburse the Company for any withholding tax the Company is required to pay as a result of a disqualifying disposition of shares acquired upon exercise of an Incentive Option, the Company may withhold that amount from any payments of salary or other payments the Company is required to make to the person or may take any other lawful steps to collect that amount from the person.

9.     Written Agreement

      Promptly after a stock option, Stock Appreciation Right or Restricted Stock award is granted under the Plan, Lennar will provide the Grantee with a written agreement containing the terms of the stock option, Stock Appreciation Right or Restricted Stock award. Lennar may require, as a condition to effectiveness of the stock option or Stock Appreciation Right or as a condition to Lennar’s issuing Restricted Stock, that the Grantee sign the agreement containing the terms of the award. Each agreement relating to a stock option will state whether the stock option is intended to be an Incentive Option or a Nonqualified Option. Each Grantee of an award granted under this Plan will be bound by the terms of this Plan and of the agreement relating to the stock option, Stock Appreciation Right or Restricted Stock. If any term in an agreement is inconsistent with this Plan, this Plan will prevail.

10.     Administration of the Plan

      (a) This Plan will be administered by the Committee or the Directors and Officers Committee. The Directors and Officers Committee will be responsible for all grants or other actions under this Plan intended to comply with, or result in exceptions to, Section 162(m) of the Code.

      (b) The Committee will have full power to construe, interpret and administer this Plan and to establish and change the rules and regulations for its administration.

      (c) Subject to the express limitations contained in this Plan, the Committee or the Directors and Officers Committee will have full power, (i) to grant Incentive Options, Nonqualified Options, Stock Appreciation Rights or Restricted Stock to any one or more Key Employees or Directors, (ii) to determine as to any stock option or Stock Appreciation Right granted to a Key Employee or Director, the number of shares of Common Stock to which the stock option or Stock Appreciation Right will relate, the exercise price of the stock option or Stock Appreciation Right, the term of the stock option or Stock Appreciation Right, and all other terms of the stock option or Stock Appreciation Right and (iii) to determine as to any grant of Restricted Stock to a Key Employee or Director, the number of shares of Restricted Stock granted, the dates on which all or portions of the shares of Restricted Stock will vest, any performance goals that must be achieved to receive the Restricted Stock and all other terms of the Restricted Stock.

      (d) In exercising its powers under this Plan, the Committee or the Directors and Officers Committee may act in its sole discretion, with no requirement that it follow past practice or treat one employee, officer or Director in a manner that is consistent with the treatment of any other employee, officer or Director.

      (e) All actions taken and decisions made by the Committee or the Directors and Officers Committee will be binding on all Grantees of stock options, Stock Appreciation Rights or Restricted Stock granted under this Plan to which they apply and all other officers, employees and Directors of the Company, and on their respective legal representatives and beneficiaries. No member of the Committee or the Directors and Officers Committee will be liable for any determination made or action taken in good faith with respect to this Plan or any stock options, Stock Appreciation Rights or Restricted Stock granted under this Plan, or for any decision not to grant stock options, Stock Appreciation Rights or Restricted Stock under this Plan to any officer, employee or Director of the Company.

11.     Shares Available for Options

      The aggregate number of shares of Common Stock that may be issued upon exercise of stock options or Stock Appreciation Rights, or as Restricted Stock, granted under this Plan is 5,000,000 shares, subject to adjustment as provided in Section 13. Any shares of Restricted Stock or shares that are subject to stock options or Stock Appreciation Rights that terminate or are surrendered (including shares subject to stock options that are deemed surrendered because of exercise of Stock Appreciation Rights, to the extent the shares are not issued on exercise of the Stock Appreciation Rights) may again be made the subject of awards under this Plan and will be available to be issued upon exercise of subsequently granted stock options or Stock Appreciation Rights or as Restricted Stock. Any shares as to which stock options or Stock Appreciation Rights are exercised but which are retained by Lennar to pay the exercise price of stock options, to reimburse the Company for paying withholding taxes or otherwise, will be deemed to have been issued upon exercise of stock options or Stock Appreciation Rights, and will not be available to be issued upon exercise of other stock options or Stock Appreciation Rights or as Restricted Stock.

12.     Laws and Regulations

      (a) The obligation of the Company to issue shares of Common Stock (or other securities as provided in Section 13) upon exercise of stock options or Stock Appreciation rights will be subject to (i) the condition that counsel for the Company is satisfied that the sale and delivery will be in compliance with the Securities Act of 1933, as amended, and all other applicable laws, rules or regulations, and (ii) the condition that the shares of Common Stock reserved for issuance under the Plan have been authorized for listing on any securities exchange or exchanges on which the Common Stock is listed. No shares of Common Stock or other securities must be issued upon exercise of an option or Stock Appreciation Right, as Restricted Stock, or otherwise, unless those conditions are fulfilled.

      (b) The Committee or the Directors and Officers Committee may agree to any changes to the terms of any stock option, Stock Appreciation Right or Restricted Stock granted under this Plan that it believes to be necessary or appropriate to comply with any applicable law, rule or regulation of a governmental authority or to obtain the contemplated tax treatment of the stock option, Stock Appreciation Right or Restricted Stock.

      (c) If the issuance of shares upon exercise of a stock option or Stock Appreciation Right granted under this Plan has not been registered under the Securities Exchange Act of 1933, as amended, the Committee or the Directors and Officers Committee may require that the shares not be issued unless the holder of the stock option or Stock Appreciation Right delivers to the Lennar a letter stating that the person will be acquiring the shares for investment and not with a view to their distribution.

13.     Modification of Numbers of Shares and Other Securities

      If (i) Lennar at any time is involved in a merger, consolidation, reorganization, exchange of shares, sale of all or substantially all of its assets or other transaction in which the holders of Common Stock receive something other than shares of Common Stock, (ii) there is a stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other change in the capital structure of Lennar, or a distribution to holders of Common Stock other than a cash dividend, or (iii) any other event occurs that in the judgment of the Committee necessitates an adjustment to the terms of the outstanding stock options or Stock Appreciation Rights which were issued under the Plan, the Committee may (x) make such modifications in the terms of outstanding stock options and Stock Appreciation Rights as in its judgment are appropriate so the Grantees’ rights will be as nearly as practicable the same after the event as they were before the event, and (y) make such change in the aggregate number of shares that may be granted under this Plan, or that may be granted to a person in a year under this Plan, as in its judgment will cause the number of shares available for issuance on exercise of stock options or Stock Appreciation Rights that are outstanding at the time of the event and the number of shares available to be issued on exercise of stock options or Stock Appreciation Rights, or as Restricted Stock, that may be granted in the future to be the same proportion of the outstanding Common Stock immediately after the event that they were of the outstanding Common Stock immediately before the event, including, without limitation, adjustments in (A) the number of shares subject to stock options and Stock Appreciation Rights, (B) the exercise price of outstanding stock options and Stock Appreciation Rights and (C) the number of shares available under Section 11. The judgment of the Committee with respect to any matter referred to in this Section 13 will be conclusive and binding upon each Grantee without the need for any amendment to this Plan or any stock options or Stock Appreciation Rights which had been granted under this Plan.

14.     Effects of Termination of Employment

      (a) Each stock option and related Stock Appreciation Right granted under this Plan will terminate when the Grantee ceases to be an officer, employee or Director of the Company, except that (i) if a Grantee of a stock option dies while an officer, employee or Director of the Company, each stock option and related Stock Appreciation Right granted under this Plan and held by the Grantee at the date of the Grantee’s death will become exercisable in its entirety at the time of the Grantee’s death and may be exercised by the Grantee’s legal representative until 12 months after the date of death, and (ii) if a Grantee of a stock option ceases to be an officer, employee or Director of the Company, (A) after the Grantee becomes 65 years old, (B) because of the disability of the Grantee (as determined by the Committee or the Directors and Officers Committee), or (C) under other circumstances which the Committee or the Directors and Officers Committee determines to justify continued exercisability of stock options and any related Stock Appreciation Rights, each stock option and related Stock Appreciation Right held by the Grantee on the date the Grantee ceases to be an officer, employee or Director of the Company may be exercised, to the extent it is exercisable on the date the Grantee ceases to be an officer, employee or Director of the Company (or, with the consent of the Committee or the Directors and Officers Committee, in full) until the earlier of (x) three months after the date the Grantee ceases to be an officer, employee or Director of the Company, or (y) the date the stock option expires by its own terms.

      (b) If an employee who holds Incentive Options ceases to be an employee but continues to be an officer or Director of an entity that is part of the Company, the Committee or the Directors and Officers Committee may determine, as to any Incentive Options the person fails to exercise within three months after the person ceases to be an employee, that instead of terminating, the Incentive Options will become Nonqualified Options and will remain in effect until they expire in accordance with their terms, subject to the provisions of subparagraph (a) if the Grantee ceases to be an officer or Director.

      (c) If a Grantee of nonvested Restricted Stock dies while an officer, employee or Director of the Company, all Restricted Stock held by the Grantee immediately before his or her death will be deemed to have vested, and therefore to have ceased to be subject to forfeiture, immediately before the Grantee’s death. If a Grantee of nonvested Restricted Stock ceases to be an officer, employee or Director of the Company (A) after the Grantee becomes 65 years old, (B) because of disability (as determined by the Committee or the Directors and Officers Committee), or (C) under other circumstances that the Committee or the Directors and Officers Committee determines justify waiver of forfeiture, the Restricted Stock will be deemed to have vested, and therefore to have ceased to be subject to forfeiture, immediately before the Grantee ceased to be an officer, employee or Director. Even if the Committee or the Directors and Officers Committee waives forfeiture of Restricted Stock that has been awarded, any applicable performance goals must still be achieved prior to the award of additional shares of Restricted Stock.

      (d) Each stock option granted under this Plan will become exercisable in full, all Restricted Stock granted under this Plan will vest and no longer be subject to forfeiture, and any performance goals will be deemed to be met, immediately upon a Change in Control. For purposes of this Plan, a “Change in Control” means (i) a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any person or group of related persons (as that term is defined for purposes of Section 13(d) of the Securities Exchange Act) (a “Group”), other than a transaction with a majority owned subsidiary of Company or a transaction in which the Common Stock that is outstanding immediately before the transaction constitutes, or entitles the holders to receive, a majority of the shares of the purchaser or its parent that are outstanding immediately after the transaction, (ii) the approval by the holders of the capital stock of the Company of any plan or proposal for the liquidation or dissolution of the Company; (iii) the acquisition by any person or Group (other than one or more of the wife, the children or the grandchildren of the late Leonard Miller, or trusts or entities of which they own a majority of the beneficial interests) of beneficial ownership (determined as provided in the rules under Section 13 of the Securities Exchange Act) of more than 50% in voting power of the outstanding Common Stock and Class B Common Stock combined; (iv) a majority of the members of the Board of Directors of the Company being persons who were not Directors on the Effective Date of this Plan and whose election was not approved by a vote of at least a majority of the members of the Board of Directors who either were members of the Board of Directors on the Effective Date of this Plan or whose election to the Board of Directors was approved by such a majority.

15.     No Rights to Continued Employment

      Nothing in this Plan or in any stock option, Stock Appreciation Right or Restricted Stock award granted under this Plan will give any officer, employee or Director of the Company a right to continue to be an officer, employee or Director of the Company or in any other way affect the right of the Company to terminate the employment or officer or Director position of any officer, employee or Director at any time for any reason, with or without cause.

16.     Rights as a Shareholder

      No holder of a stock option or Stock Appreciation Right granted under this Plan will have any rights as a shareholder by reason of that stock option or Stock Appreciation Right unless and until it is exercised.

17.     Effective Date

      This Plan will be effective on the date it is approved by the Board of Directors, provided the stockholders of Lennar approve it within 12 months after it is approved by the Board of Directors. Stock options, Stock Appreciation Rights and Restricted Stock may be granted prior to approval of the Plan by the stockholders of Lennar, but each stock option, Stock Appreciation Right and share of Restricted Stock granted under this Plan prior to stockholder approval will automatically terminate or be forfeited at the end of 12 months after the Plan is approved by the Board of Directors if this Plan is not approved by the stockholders of Lennar by that date.

18.     Amendments of the Plan

      The Board of Directors may amend this Plan at any time, except that no amendment to this Plan will be effective until it is approved by the stockholders of Lennar if the amendment (a) increases the maximum number of shares that may be issued upon exercise of stock options or Stock Appreciation Rights or as Restricted Stock granted under this Plan, (b) changes the categories of persons eligible to receive stock options, Stock Appreciation Rights or Restricted Stock under this Plan or (c) materially increases the benefits officers, employees or Directors may receive under this Plan. No amendment to this Plan will change the exercise price, or otherwise alter any provision, of any stock option or Stock Appreciation Right, or the terms relating to any Restricted Stock, that is granted before the amendment, unless the Grantee of the stock option, Stock Appreciation Right or Restricted Stock consents to the change.

19.     Termination of the Plan

      This Plan may be terminated at any time by the Board of Directors. This Plan will terminate on the 10th anniversary of the date it is approved by the Board of Directors unless it is terminated before then. No stock options, Stock Appreciation Rights or Restricted Stock may be granted after this Plan terminates. However, termination of this Plan will not affect any stock option, Stock Appreciation Right or Restricted Stock that is outstanding when this Plan terminates.

20.     Governing Law

      This Plan and all rights of Grantees with respect to stock options, Stock Appreciation Rights or Restricted Stock granted under this Plan, will be governed by the laws of the State of Florida without taking account of any principles of conflicts of laws that would apply the laws of any other jurisdiction.

      As approved by the Board of Directors of Lennar Corporation on February 12, 2003.

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ANNEX VI

Lennar Corporation 2003 Stock Option and Restricted Stock Plan

(If Terms of Class B Common Stock are Changed)

LENNAR CORPORATION

2003 STOCK OPTION AND RESTRICTED STOCK PLAN

1.     Purpose of the Plan

      The Purpose of this Plan is to encourage and enable those officers, employees and directors of the Company upon whose judgement, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in Lennar, and by doing so to stimulate the efforts of those officers, employees and directors on behalf of the Company and strengthen their desire to remain officers, employees or directors of the Company. This Plan replaces the 1997 Stock Option Plan and the 2000 Stock Option and Restricted Stock Plan (but without affecting any options, stock appreciation rights or restricted stock previously granted under those plans).

2.     Definitions

      As used in this Plan the following definitions apply:

(a) “Board of Directors” means the Board of Directors of Lennar.

(b) “Class A Stock” means Class A Common Stock (formerly known as “Common Stock”), par value $.10 per share, of Lennar.

(c) “Class B Stock” means Class B Common Stock, par value $.10 per share, of Lennar.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means the Compensation Committee of the Board of Directors, or such other committee of the Board of Directors as is specified by the Board of Directors to perform the functions and duties of the Committee under this Plan. If there is no Compensation Committee and the Board of Directors does not appoint another Committee, the Board of Directors will be the Committee.

(f) “Common Stock” means Class A Common Stock or Class B Common Stock.

(g) “Company” means Lennar and all of its more than 50% owned subsidiaries.

(h) “Director” means any person serving as a member of the board of directors of any corporation included in the Company.

(i) “Directors and Officers Committee” means a committee designated by the Board of Directors, consisting of two or more persons all of whom are outside directors, as that term is used in Section 162(m) of the Code.

(j) “Grantee” means the person who holds a stock option, a Stock Appreciation Right or Restricted Stock granted under the Plan.

(k) “Incentive Option” means an option to purchase Common Stock that meets the requirements for Incentive Options set forth in this Plan and is intended to be, and qualifies as, an Incentive Stock Option as that term is used in Section 422 of the Code.

(l) “Key Employee” means an officer or employee of the Company who the Committee determines can contribute significantly to the growth and successful operations of the Company.

(m) “Lennar” means Lennar Corporation, a Delaware corporation, or its successor by merger or any similar transaction.

(n) “1997 Plan” means the Lennar Corporation 1997 Stock Option Plan.

(o) “Nonqualified Option” means an option to purchase Common Stock that is not intended to be, or does not qualify as, an Incentive Stock Option as that term is used in Section 422 of the Code.

(p) “Plan” means this Lennar Corporation 2003 Stock Option and Restricted Stock Plan.

(q) “Restricted Stock” means Common Stock granted under this Plan which is subject to forfeiture as provided in Section 7(a).

(r) “Securities Act” means the Securities Act of 1933, as amended.

(s) “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Stock Appreciation Right” means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common Stock, as provided in Section 4(b).

(u) “10% Stockholder” means a person who owns (after applying the attribution rules contained in Section 424 of the Code) more than 10% of the total combined voting stock of all classes of Lennar or of any parent or subsidiary.

(v) “2000 Plan” means the Lennar Corporation 2000 Stock Option and Restricted Stock Plan.

3.     Authority to Grant Stock Options

      (a) The Committee or the Directors and Officers Committee may at any time authorize the grant of stock options under the Plan to any one or more Key Employees or Directors. However, in no event may any Grantee receive stock options relating to more than 750,000 shares of Common Stock in any fiscal year (as that number may be adjusted in accordance with Section 13). Stock options granted under the Plan may be Incentive Options or Nonqualified Options, except that (i) no officer or Director who is not an employee may be granted an Incentive Option, and (ii) no employee may be granted an Incentive Option that would result in the aggregate fair market value, determined as of the date the stock option is granted, of the Common Stock with respect to which that Incentive Option and all other Incentive Options held by that employee under any plan maintained by Lennar (or any parent or subsidiary of Lennar) are exercisable for the first time by that employee during any calendar year exceeding $100,000. Each stock option will be designated at the time of grant as an Incentive Option or as a Nonqualified Option.

      (b) Stock options may be granted to a person regardless of the fact that stock options or Stock Appreciation Rights previously granted to that person remain unexercised, and a Grantee may exercise a stock option or Stock Appreciation Right when it is exercisable by its own terms, notwithstanding that there are stock options and Stock Appreciation Rights that were previously granted to that Grantee that remain unexercised.

4.     Authority to Grant Stock Appreciation Rights

      (a) The Committee or the Directors and Officers Committee may at any time authorize the grant of Stock Appreciation Rights to one or more Key Employees or Directors who hold or are receiving stock options granted under this Plan. Each Stock Appreciation Right will relate to a specific stock option granted under one of those plans. A Stock Appreciation Right may be granted concurrently with the stock option to which it relates or at any time after the stock option has been granted and before it has been exercised, terminates or expires. The number of shares subject to a Stock Appreciation Right may not exceed the number of shares that may be issued on exercise of the stock option to which the Stock Appreciation Right relates and the class of Common Stock subject to a Stock Appreciation Right must be the same as the class of Common Stock that may be purchased by exercising the stock option to which the Stock Appreciation Right relates.

      (b) The term “Stock Appreciation Right” means the right to receive from the Company, without payment by the Grantee, an amount equal to the excess of the fair market value on the date the Stock Appreciation Right is exercised of the number of shares of Common Stock for which the Stock Appreciation Right is exercised over the exercise price the Grantee would have had to pay to exercise the related stock option in order to purchase that number of shares of Common Stock. Upon exercise of a Stock Appreciation Right, the Participant will automatically be deemed to surrender the related stock option with regard to the number of shares of Common Stock as to which the Stock Appreciation Right is exercised. Stock Appreciation Rights may specify that the sum to be paid upon their exercise may be paid by the Company in cash, in the class of Common Stock that is subject to the Stock Appreciation Right valued at its fair market value on the date the Stock Appreciation Right is exercised, or in any combination of cash and that class of Common Stock valued in that manner.

      (c) A Stock Appreciation Right granted under the Plan will be exercisable only when, and with regard to the number and class of shares of Common Stock as to which, the related stock option is exercisable and will lapse when the related stock option terminates or expires. A Stock Appreciation Right granted under the Plan may be exercised only by the person who has the right to exercise the related stock option, will automatically be deemed transferred when, and to the person, to whom the related stock option is transferred as permitted in Section 15, and may not be transferred to any other person.

5.     Authority to Grant Restricted Stock

      The Committee or the Directors and Officers Committee may in its discretion at any time (i) authorize the grant of Restricted Stock under this Plan to any one or more Key Employees or Directors; (ii) determine the restrictions to which Restricted Stock granted to a particular person will be subject (including any restrictions required by Section 7), (iii) require or not require that the person to whom Restricted Stock is granted pay a purchase price in order to receive the Restricted Stock; and (iv) impose any conditions to the grant of Restricted Stock that it deems appropriate or that are required by this Plan, including conditions relating to the achievement of performance goals as described in Section 7(b). However, in no event may any Key Employee or Director be granted more than 750,000 shares of Restricted Stock in any year (as that number may be adjusted in accordance with Section 13).

6.     Terms and Conditions of Stock Options

      (a) Expiration Date. Each stock option granted under this Plan will expire on a date determined by the Committee or the Directors and Officers Committee when the option is granted, which will be not more than 10 years after the day on which it is granted, except that an Incentive Option granted to a Key Employee who, at the time of the grant, is a 10% Stockholder must expire not more than five years after the day on which it is granted.

      (b) Exercise Date. Each stock option granted under this Plan will become exercisable at such time or times, in such installments, and under such other conditions (which may include achievement of performance goals) as are determined by the Committee or the Directors and Officers Committee when the stock option is granted. However, no stock option may be exercisable until at least six months after the day on which it is granted.

      (c) Price. The exercise price of each stock option granted under this Plan will be determined by the Committee or the Directors and Officers Committee when the stock option is granted, except that the exercise price of an Incentive Option may not be less than (i) if the Incentive Option is granted to a person who is not a 10% Stockholder, 100% of the fair market value of the applicable class of Common Stock on the day the Incentive Option is granted or (ii) if the Incentive Option is granted to a 10% Stockholder, 110% of the fair market value of the applicable class of Common Stock on the day the Incentive Option is granted. If the stock option is a Nonqualified Option, the option may be granted at any price determined by the appropriate committee, except that the exercise price of a stock option intended to qualify for an exception under Section 162(m) of the Code may not be less than 100% of the fair market value of the applicable class of Common Stock on the day the stock option is granted. For the purposes of this Plan, the fair market value of a share of a class of Common Stock on a day will be the mean between the highest and lowest selling prices in regular hours trading on that day reported on the New York Stock Exchange consolidated tape (or, if the applicable class of Common Stock is not listed on the New York Stock Exchange, on the principal securities exchange or market on which that class of Common Stock is traded), except that if there are no reported sales of the class of common stock during regular trading hours on the applicable day, the fair market price will be the mean between the highest and lowest reported selling prices in regular hours trading on the next day on which there are reported sales of the class of Common Stock in regular hours trading. If the class of Common Stock is not publicly traded when an Incentive Option is granted, the exercise price of the Incentive Option may not be less than the fair market value of the class of Common Stock that is the subject of the Incentive Option on the day on which the Incentive Option is granted determined in good faith as prescribed in the applicable Regulations.

      (d) Assignment. No stock option granted under this Plan may be assigned or transferred, other than as provided in Section 14 upon the death of the Grantee to whom the stock option was granted; except that the Committee or the Directors and Officers Committee may (but need not) permit other transfers, if the Committee or the Directors and Officers Committee concludes that the transfer (i) does not result in accelerated taxation, (ii) does not cause any option intended to be an Incentive Option to fail to meet the requirements set forth in Section 422(b) of the Code (or any applicable successor to that Section) and (iii) is otherwise appropriate and desirable to the Company.

      (e) Payment of Option Exercise Price. The exercise price of a stock option granted under this Plan will be payable in cash or by check payable to the order of Lennar, except that the Committee or the Directors and Officers Committee may determine that the exercise price of a stock option may be paid by delivering shares of Common Stock (or of a particular class of Common Stock) with a fair market value at the date the stock option is exercised equal to all or any part of the exercise price, with any remaining balance to be paid in cash or by check payable to the order of Lennar.

7.     Terms and Conditions of Restricted Stock

      (a) Vesting. Each grant of Restricted Stock will be subject to the condition that, except as provided in Section 14(c) or (d), if the Grantee to whom the Restricted Stock is granted ceases to be an officer, employee or Director of the Company before one or more specified dates, all or portions of the Restricted Stock will be forfeited and returned to the Company. When the Committee or the Directors and Officers Committee approves a grant of Restricted Stock, it will specify when the shares of Restricted Stock will cease being forfeitable (will “vest”), which may be a single date as to all the shares that are the subject of the grant or may be in installments. Under no circumstances, however, may the day Restricted Stock vests be sooner than six months after the day on which the Committee or the Directors and Officers Committee approves its grant.

      (b) Performance Goals. The Committee or the Directors and Officers Committee (i) may make any grant of Restricted Stock, and must make any grant of Restricted Stock that is intended to qualify for the exception from the limitations of Section 162(m) of the Code, subject to achievement of one or more performance goals, and (ii) may provide, and must provide as to Restricted Stock that is intended to qualify for the exception from the limitations of Section 162(m), that specified numbers of shares of Restricted Stock will be awarded based upon achievement of the performance goals, but the Committee or the Directors and Officers Committee will retain the discretion to reduce the number of shares subject to a Restricted Stock grant prior to the award. The performance goals may be specified levels of (i) consolidated pre-tax or after-tax earnings or EBITDA of the Company, (ii) pre-tax or after-tax earnings or EBITDA of a particular subsidiary, division or other business unit included in the Company, (iii) revenues, costs, return on assets, return on equity, return on capital, return on investment, return on assets under management, net operating income or net operating income as a percentage of book value, of Lennar, of the Company on a consolidated basis, of particular subsidiaries, divisions or business units or of particular employees or groups of employees, or (iv) any combination of the foregoing. Performance goals may be absolute amounts or percentages of amounts or may be relative to the performance of other companies or of indexes. Performance goals with regard to Restricted Stock that is intended to qualify for an exception from the limitations of Section 162(m) of the Code will be established at a time when they will be considered preestablished for purposes of the rules under Section 162(m) of the Code governing performance-based compensation. Before Restricted Stock that is subject to achievement of performance goals is issued, the Committee or the Directors and Officers Committee will make a specific determination of the extent to which the applicable performance goals have been achieved.

      (c) Assignment. Restricted Stock may not be assigned or transferred while it remains subject to possible forfeiture, other than as provided in Section 14, except that the Committee or the Directors and Officers Committee may (but need not) permit other transfers, if the Committee or the Directors and Officers Committee concludes that particular transfers are appropriate and desirable to the Company.

      (d) Certificates. Promptly after Restricted Stock is granted to a Key Employee or Director, Lennar will issue a certificate or certificates, registered in the name of the person to whom the Restricted Stock was granted, representing the number of shares of Restricted Stock granted to that person. Each certificate will bear a legend substantially as follows:

The shares represented by this certificate are Restricted Stock issued under the Lennar Corporation 2003 Stock Option and Restricted Stock Plan. They are subject to forfeiture under some circumstances and to restrictions on transfer as provided in that Plan. Copies of the Plan are on file in the principal office of Lennar Corporation.

When shares of Restricted Stock vest, the holder may exchange the certificates bearing the legend set forth above for certificates representing the vested shares that do not bear that legend.

      (e) Custody of Certificates. Certificates representing Restricted Stock will be delivered to Lennar and held by it until the shares vest. When shares of Restricted Stock vest, Lennar will deliver the certificates representing the shares to the person in whose name the shares are registered.

      (f) Stock Power. Promptly after Restricted Stock is awarded to a person, that person will deliver to Lennar a signed stock power, on a form provided or approved by Lennar, with respect to each certificate representing shares of Restricted Stock. Lennar will use the stock powers in connection with the return of shares of Restricted Stock that are forfeited. When Lennar delivers certificates representing shares of Restricted Stock that vest, Lennar will deliver with each certificate the stock power relating to that certificate. If a person to whom Restricted Stock is awarded does not deliver stock powers as required by this paragraph, Lennar may cancel the shares when they are forfeited without need for a stock power.

8.     Withholding Tax

      If as a result of (a) the exercise of a stock option or a Stock Appreciation Right, (b) the vesting of Restricted Stock or (c) another income recognition event, such as an election under Section 83(b) of the Code, the Company is required to pay any amount as withheld income tax (or any other withholding tax), the Company may either (i) reduce the number of shares of Common Stock issuable upon exercise of the stock option, or the cash or Common Stock to be paid or delivered upon exercise of the Stock Appreciation Right, by the amount of the required withholding (with the Common Stock that is not issued valued at its fair market value on the day the stock option or Stock Appreciation Right is exercised), (ii) require that, as a condition to exercise of the stock option or Stock Appreciation Right or as a condition to delivery of, or removal of legends from, the certificates representing Restricted Stock that vests, the Grantee must pay to the Company the amount of withholding tax the Company is required to pay as a result of the exercise or other income recognition event, (iii) withhold the amount of the tax from any payments of salary or other payments the Company is required to make to the person or (iv) take any other lawful steps to collect the sum due to it. If a person makes a disqualifying disposition (as that term is used in Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, that person will promptly notify the Company of the disqualifying disposition. If a person fails to reimburse the Company for any withholding tax the Company is required to pay as a result of a disqualifying disposition of shares acquired upon exercise of an Incentive Option, the Company may withhold that amount from any payments of salary or other payments the Company is required to make to the person or may take any other lawful steps to collect that amount from the person.

9.     Written Agreement

      Promptly after a stock option, Stock Appreciation Right or Restricted Stock award is granted under the Plan, Lennar will provide the Grantee with a written agreement containing the terms of the stock option, Stock Appreciation Right or Restricted Stock award. Lennar may require, as a condition to effectiveness of the stock option or Stock Appreciation Right or as a condition to Lennar’s issuing Restricted Stock, that the Grantee sign the agreement containing the terms of the award. Each agreement relating to a stock option will state whether the stock option is intended to be an Incentive Option or a Nonqualified Option. Each Grantee of an award granted under this Plan will be bound by the terms of this Plan and of the agreement relating to the stock option, Stock Appreciation Right or Restricted Stock. If any term in an agreement is inconsistent with this Plan, this Plan will prevail.

10.     Administration of the Plan

      (a) This Plan will be administered by the Committee or the Directors and Officers Committee. The Directors and Officers Committee will be responsible for all grants or other actions under this Plan intended to comply with, or result in exceptions to, Section 162(m) of the Code.

      (b) The Committee will have full power to construe, interpret and administer this Plan and to establish and change the rules and regulations for its administration.

      (c) Subject to the express limitations contained in this Plan, the Committee or the Directors and Officers Committee will have full power, (i) to grant Incentive Options, Nonqualified Options, Stock Appreciation Rights or Restricted Stock to any one or more Key Employees or Directors, (ii) to determine as to any stock option or Stock Appreciation Right granted to a Key Employee or Director, the number of shares of Common Stock to which the stock option or Stock Appreciation Right will relate, the exercise price of the stock option or Stock Appreciation Right, the term of the stock option or Stock Appreciation Right, and all other terms of the stock option or Stock Appreciation Right and (iii) to determine as to any grant of Restricted Stock to a Key Employee or Director, the number of shares of Restricted Stock granted, the dates on which all or portions of the shares of Restricted Stock will vest, any performance goals that must be achieved to receive the Restricted Stock and all other terms of the Restricted Stock.

      (d) In exercising its powers under this Plan, the Committee or the Directors and Officers Committee may act in its sole discretion, with no requirement that it follow past practice or treat one employee, officer or Director in a manner that is consistent with the treatment of any other employee, officer or Director.

      (e) All actions taken and decisions made by the Committee or the Directors and Officers Committee will be binding on all Grantees of stock options, Stock Appreciation Rights or Restricted Stock granted under this Plan to which they apply and all other officers, employees and Directors of the Company, and on their respective legal representatives and beneficiaries. No member of the Committee or the Directors and Officers Committee will be liable for any determination made or action taken in good faith with respect to this Plan or any stock options, Stock Appreciation Rights or Restricted Stock granted under this Plan, or for any decision not to grant stock options, Stock Appreciation Rights or Restricted Stock under this Plan to any officer, employee or Director of the Company.

11.     Shares Available for Options

      The aggregate number of shares of Common Stock that may be issued upon exercise of stock options or Stock Appreciation Rights, or as Restricted Stock, granted under this Plan is 5,000,000 shares, subject to adjustment as provided in Section 13. Any shares of Restricted Stock or shares that are subject to stock options or Stock Appreciation Rights that terminate or are surrendered (including shares subject to stock options that are deemed surrendered because of exercise of Stock Appreciation Rights, to the extent the shares are not issued on exercise of the Stock Appreciation Rights) may again be made the subject of awards under this Plan and will be available to be issued upon exercise of subsequently granted stock options or Stock Appreciation Rights or as Restricted Stock. Any shares as to which stock options or Stock Appreciation Rights are exercised but which are retained by Lennar to pay the exercise price of stock options, to reimburse the Company for paying withholding taxes or otherwise, will be deemed to have been issued upon exercise of stock options or Stock Appreciation Rights, and will not be available to be issued upon exercise of other stock options or Stock Appreciation Rights or as Restricted Stock.

12.     Laws and Regulations

      (a) The obligation of the Company to issue shares of Common Stock (or other securities as provided in Section 13) upon exercise of stock options or Stock Appreciation rights will be subject to (i) the condition that counsel for the Company is satisfied that the sale and delivery will be in compliance with the Securities Act of 1933, as amended, and all other applicable laws, rules or regulations, and (ii) the condition that the shares of Common Stock reserved for issuance under the Plan have been authorized for listing on any securities exchange or exchanges on which the applicable class of Common Stock is listed. No shares of Common Stock or other securities must be issued upon exercise of an option or Stock Appreciation Right, as Restricted Stock, or otherwise, unless those conditions are fulfilled.

      (b) The Committee or the Directors and Officers Committee may agree to any changes to the terms of any stock option, Stock Appreciation Right or Restricted Stock granted under this Plan that it believes to be necessary or appropriate to comply with any applicable law, rule or regulation of a governmental authority or to obtain the contemplated tax treatment of the stock option, Stock Appreciation Right or Restricted Stock.

      (c) If the issuance of shares upon exercise of a stock option or Stock Appreciation Right granted under this Plan has not been registered under the Securities Exchange Act of 1933, as amended, the Committee or the Directors and Officers Committee may require that the shares not be issued unless the holder of the stock option or Stock Appreciation Right delivers to the Lennar a letter stating that the person will be acquiring the shares for investment and not with a view to their distribution.

13.     Modification of Numbers of Shares and Other Securities

      If (i) Lennar at any time is involved in a merger, consolidation, reorganization, exchange of shares, sale of all or substantially all of its assets or other transaction in which the holders of a class of Common Stock receive something other than shares of that class of Common Stock, (ii) there is a stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other change in the capital structure of Lennar, or a distribution to holders of Common Stock other than a cash dividend, or (iii) any other event occurs that in the judgment of the Committee necessitates an adjustment to the terms of the outstanding stock options or Stock Appreciation Rights which were issued under the Plan, the Committee may (x) make such modifications in the terms of outstanding stock options and Stock Appreciation Rights as in its judgment are appropriate so the Grantees’ rights will be as nearly as practicable the same after the event as they were before the event, and (y) make such change in the aggregate number of shares that may be granted under this Plan, or that may be granted to a person in a year under this Plan, as in its judgment will cause the number of shares available for issuance on exercise of stock options or Stock Appreciation Rights that are outstanding at the time of the event and the number of shares available to be issued on exercise of stock options or Stock Appreciation Rights, or as Restricted Stock, that may be granted in the future to be the same proportion of the outstanding Common Stock immediately after the event that they were of the outstanding Common Stock immediately before the event, including, without limitation, adjustments in (A) the number and kind of shares subject to stock options and Stock Appreciation Rights, (B) the exercise price of outstanding stock options and Stock Appreciation Rights and (C) the number and kind of shares available under Section 11. The judgment of the Committee with respect to any matter referred to in this Section 13 will be conclusive and binding upon each Grantee without the need for any amendment to this Plan or any stock options or Stock Appreciation Rights which had been granted under this Plan.

14.     Effects of Termination of Employment

      (a) Each stock option and related Stock Appreciation Right granted under this Plan will terminate when the Grantee ceases to be an officer, employee or Director of the Company, except that (i) if a Grantee of a stock option dies while an officer, employee or Director of the Company, each stock option and related Stock Appreciation Right granted under this Plan and held by the Grantee at the date of the Grantee’s death will become exercisable in its entirety at the time of the Grantee’s death and may be exercised by the Grantee’s legal representative until 12 months after the date of death, and (ii) if a Grantee of a stock option ceases to be an officer, employee or Director of the Company, (A) after the Grantee becomes 65 years old, (B) because of the disability of the Grantee (as determined by the Committee or the Directors and Officers Committee), or (C) under other circumstances which the Committee or the Directors and Officers Committee determines to justify continued exercisability of stock options and any related Stock Appreciation Rights, each stock option and related Stock Appreciation Right held by the Grantee on the date the Grantee ceases to be an officer, employee or Director of the Company may be exercised, to the extent it is exercisable on the date the Grantee ceases to be an officer, employee or Director of the Company (or, with the consent of the Committee or the Directors and Officers Committee, in full) until the earlier of (x) three months after the date the Grantee ceases to be an officer, employee or Director of the Company, or (y) the date the stock option expires by its own terms.

      (b) If an employee who holds Incentive Options ceases to be an employee but continues to be an officer or Director of an entity that is part of the Company, the Committee or the Directors and Officers Committee may determine, as to any Incentive Options the person fails to exercise within three months after the person ceases to be an employee, that instead of terminating, the Incentive Options will become Nonqualified Options and will remain in effect until they expire in accordance with their terms, subject to the provisions of subparagraph (a) if the Grantee ceases to be an officer or Director.

      (c) If a Grantee of nonvested Restricted Stock dies while an officer, employee or Director of the Company, all Restricted Stock held by the Grantee immediately before his or her death will be deemed to have vested, and therefore to have ceased to be subject to forfeiture, immediately before the Grantee’s death. If a Grantee of nonvested Restricted Stock ceases to be an officer, employee or Director of the Company (A) after the Grantee becomes 65 years old, (B) because of disability (as determined by the Committee or the Directors and Officers Committee), or (C) under other circumstances that the Committee or the Directors and Officers Committee determines justify waiver of forfeiture, the Restricted Stock will be deemed to have vested, and therefore to have ceased to be subject to forfeiture, immediately before the Grantee ceased to be an officer, employee or Director. Even if the Committee or the Directors and Officers Committee waives forfeiture of Restricted Stock that has been awarded, any applicable performance goals must still be achieved prior to the award of additional shares of Restricted Stock.

      (d) Each stock option granted under this Plan will become exercisable in full, all Restricted Stock granted under this Plan will vest and no longer be subject to forfeiture, and any performance goals will be deemed to be met, immediately upon a Change in Control. For purposes of this Plan, a “Change in Control” means (i) a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any person or group of related persons (as that term is defined for purposes of Section 13(d) of the Securities Exchange Act) (a “Group”), other than a transaction with a majority owned subsidiary of Company or a transaction in which the Common Stock that is outstanding immediately before the transaction constitutes, or entitles the holders to receive, a majority of the shares of the purchaser or its parent that are outstanding immediately after the transaction, (ii) the approval by the holders of the capital stock of the Company of any plan or proposal for the liquidation or dissolution of the Company; (iii) the acquisition by any person or Group (other than one or more of the wife, the children or the grandchildren of the late Leonard Miller, or trusts or entities of which they own a majority of the beneficial interests) of beneficial ownership (determined as provided in the rules under Section 13 of the Securities Exchange Act) of more than 50% in voting power of the outstanding Common Stock; (iv) a majority of the members of the Board of Directors of the Company being persons who were not Directors on the Effective Date of this Plan and whose election was not approved by a vote of at least a majority of the members of the Board of Directors who either were members of the Board of Directors on the Effective Date of this Plan or whose election to the Board of Directors was approved by such a majority.

15.     No Rights to Continued Employment

      Nothing in this Plan or in any stock option, Stock Appreciation Right or Restricted Stock award granted under this Plan will give any officer, employee or Director of the Company a right to continue to be an officer, employee or Director of the Company or in any other way affect the right of the Company to terminate the employment or officer or Director position of any officer, employee or Director at any time for any reason, with or without cause.

16.     Rights as a Shareholder

      No holder of a stock option or Stock Appreciation Right granted under this Plan will have any rights as a shareholder by reason of that stock option or Stock Appreciation Right unless and until it is exercised.

17.     Effective Date

      This Plan will be effective on the date it is approved by the Board of Directors, provided the stockholders of Lennar approve it within 12 months after it is approved by the Board of Directors. Stock options, Stock Appreciation Rights and Restricted Stock may be granted prior to approval of the Plan by the stockholders of Lennar, but each stock option, Stock Appreciation Right and share of Restricted Stock granted under this Plan prior to stockholder approval will automatically terminate or be forfeited at the end of 12 months after the Plan is approved by the Board of Directors if this Plan is not approved by the stockholders of Lennar by that date.

18.     Amendments of the Plan

      The Board of Directors may amend this Plan at any time, except that no amendment to this Plan will be effective until it is approved by the stockholders of Lennar if the amendment (a) increases the maximum number of shares that may be issued upon exercise of stock options or Stock Appreciation Rights or as Restricted Stock granted under this Plan, (b) changes the categories of persons eligible to receive stock options, Stock Appreciation Rights or Restricted Stock under this Plan or (c) materially increases the benefits officers, employees or Directors may receive under this Plan. No amendment to this Plan will change the exercise price, or otherwise alter any provision, of any stock option or Stock Appreciation Right, or the terms relating to any Restricted Stock, that is granted before the amendment, unless the Grantee of the stock option, Stock Appreciation Right or Restricted Stock consents to the change.

19.     Termination of the Plan

      This Plan may be terminated at any time by the Board of Directors. This Plan will terminate on the 10th anniversary of the date it is approved by the Board of Directors unless it is terminated before then. No stock options, Stock Appreciation Rights or Restricted Stock may be granted after this Plan terminates. However, termination of this Plan will not affect any stock option, Stock Appreciation Right or Restricted Stock that is outstanding when this Plan terminates.

20.     Governing Law

      This Plan and all rights of Grantees with respect to stock options, Stock Appreciation Rights or Restricted Stock granted under this Plan, will be governed by the laws of the State of Florida without taking account of any principles of conflicts of laws that would apply the laws of any other jurisdiction.

      As approved by the Board of Directors of Lennar Corporation on February 12, 2003.

DETACH HERE

700 N.W. 107th Avenue
Miami, Florida 33172

Proxy for 2003 Annual Meeting
This Proxy is Solicited on Behalf of the Board of Directors

By signing this proxy, the stockholder of Lennar Corporation appoints Stuart A. Miller, Bruce E. Gross and David B. McCain, or any one or more of them present, with full power of substitution, as attorneys and proxies of the stockholder to appear at the Annual Meeting of the Stockholders of LENNAR CORPORATION to be held at Lennar Corporation, 700 N.W. 107th Avenue, Second Floor, Miami, Florida on Tuesday, April 8, 2003, and at any and all adjournments of that meeting, and to act for the stockholder and vote all shares of Common Stock of LENNAR CORPORATION standing in the name of the stockholder, with all the powers the stockholder would possess if personally present at the meeting, as follows on the reverse side.

SEE REVERSE SIDE	(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)	SEE REVERSE SIDE

LENNAR CORPORATION

          c/o EquiServe
          P.O. Box 43068
          Providence, RI 02940

[BACK]

☒	Please mark votes as in this example.

The Board of Directors solicits this proxy. This proxy when properly executed will be voted in the manner directed. If no direction is made, this proxy will be voted for all the listed nominees for election of directors.

1.	Election of Directors Nominees: (01) Steven L. Gerard, (02) Jonathan M. Jaffe, (03) Sidney Lapidus and (04) Hervé Ripault

For All Nominees ☐	Withheld from all Nominees ☐	Mark Here for Address Change and Note Below ☐

☐

For all nominees except as noted above

2.	To vote on a proposal to increase the number of shares of Common Stock we are authorized to issue to 300,000,000 shares, and the number of shares of Class B Common Stock we are authorized to issue to 90,000,000 shares.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To vote on a proposal to amend the provisions of our Certificate of Incorporation relating to our Class B Common Stock and to rename our Common Stock.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To vote on a proposal to adopt the Lennar Corporation 2003 Stock Option and Restricted Stock Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	The Proxies are authorized to vote in their discretion with regard to any other business that may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears at left.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature: ___________________	Date: _________	Signature: ___________________	Date: _________

DETACH HERE

700 N.W. 107th Avenue
Miami, Florida 33172

Proxy for 2003 Annual Meeting
This Proxy is Solicited on Behalf of the Board of Directors

By signing this proxy, the stockholder of Lennar Corporation appoints Stuart A. Miller, Bruce E. Gross and David B. McCain, or any one or more of them present, with full power of substitution, as attorneys and proxies of the stockholder to appear at the Annual Meeting of the Stockholders of LENNAR CORPORATION to be held at Lennar Corporation, 700 N.W. 107th Avenue, Second Floor, Miami, Florida on Tuesday, April 8, 2003, and at any and all adjournments of that meeting, and to act for the stockholder and vote all shares of Class B Common Stock of LENNAR CORPORATION standing in the name of the stockholder, with all the powers the stockholder would possess if personally present at the meeting, as follows on the reverse side.

SEE REVERSE SIDE	(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)	SEE REVERSE SIDE

LENNAR CORPORATION

          c/o EquiServe
          P.O. Box 43068
          Providence, RI 02940

[BACK]

☒	Please mark votes as in this example.

The Board of Directors solicits this proxy. This proxy when properly executed will be voted in the manner directed. If no direction is made, this proxy will be voted for all the listed nominees for election of directors.

1.	Election of Directors Nominees: (01) Steven L. Gerard, (02) Jonathan M. Jaffe, (03) Sidney Lapidus and (04) Hervé Ripault

For All Nominees ☐	Withheld from all Nominees ☐	Mark Here for Address Change and Note Below ☐

☐

For all nominees except as noted above

2.	To vote on a proposal to increase the number of shares of Common Stock we are authorized to issue to 300,000,000 shares, and the number of shares of Class B Common Stock we are authorized to issue to 90,000,000 shares.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To vote on a proposal to amend the provisions of our Certificate of Incorporation relating to our Class B Common Stock and to rename our Common Stock.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To vote on a proposal to adopt the Lennar Corporation 2003 Stock Option and Restricted Stock Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	The Proxies are authorized to vote in their discretion with regard to any other business that may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears at left.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature: ___________________	Date: _________	Signature: ___________________	Date: _________